EXHIBIT 10.2

                     ======================================
                     STANDARD FORM OF OFFICE LEASE The Real
                         Estate Board of New York, Inc.
                     ======================================









                                         Agreement of Lease, made as of this 3rd
day of August 1999, between MAYORE ESTATES LLC and 80 LAFAYETTE ASSOCIATES LLC, each a New York limited liability company having an address at 100 Henry Street, Brooklyn, NY 11201, party to the first part, hereinafter referred to as OWNER, and GAINES, BERLAND INC., a corporation having an address at , party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner the entire rentable portion of the 19th floor and a certain rentable portion of the 20th floor as set forth on the floor plans annexed hereto as Exhibit "A" in the building known as 22 Cortlandt Street in the Borough of Manhattan, City of New York, for the term of SEE RIDER ANNEXED HERETO AND MADE A PART HEREOF both dates inclusive, at an annual rental rate of SEE RIDER ANNEXED HERETO AND MADE A PART HEREOF which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

         In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

         The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent       1. Tenant shall pay the rent as above and as hereinafter provided.
Occupancy  2. Tenant shall use and occupy demised premises for SEE RIDER ANNEXED
           HERETO AND MADE A PART HEREOF and for no other purpose.


Tenant Alterations: 3. Tenant shall make no changes in or to the demised premise of any nature without Owner's prior written consent(1). Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first (2) approved by Owner. (2a)Tenant shall, before making any alterations, additions, installations, or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days (3), at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense (4). Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be (2) required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance and Repairs 4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, arising out of Tenant's manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner or use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease, or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may (2) request.

Property--Loss, Damage, Reimbursement, Indemnity: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence (5) of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case of any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall be continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged (6) or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable (8) by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises (9) shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume (7) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owners obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraph (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof. (8).

Eminent Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixture and equipment at the end of the term and provided further such claim does not reduce Owner's award.

Assignment, Mortgage, Etc.: 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representative, successor and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under- tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times (9), to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. (10) Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault Space, Area: 14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. (11).

Bankruptcy: 16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be canceled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor (12), or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

         (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal the amount of rent reserved upon such re- letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease (13) the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under ss. 235 of Title 11 of the U.S. Code (bankruptcy code); then, in any one or more of such events, upon Owner serving a written fifteen
(15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen(15) day period, and if Tenant shall not have diligently commenced curing such default within such fifteen(15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, the Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

         (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid, then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owners option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease or otherwise.

Fees and Expenses: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceeding and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management: 20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner: 21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term: 22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment: 23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless to the terms and conditions of this lease including but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession: 24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in the preamble to this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of
Section 223-a of the New York Real Property Law.

No Waiver: 25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury: 26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to Perform: 27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and Notices: 28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services Provided by Owners: 29. Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) If the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. (14)

Captions: 30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions: 31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation - Shoring: 32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations: 33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable (15) Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon to the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.
(16)

Security 34. Tenant has deposited with Owner the sum of $ as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent of any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to the Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of s such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Estoppel Certificate 35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Successors and Assigns 36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

SEE RIDER ANNEXED HERETO AND MADE A PART HEREOF

         IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.


Witness for Owner:                  LANDLORD
                                    MAYORE ESTATES LLC
                                        /s/
                                    By: _________________________

                                    80 LAFAYETTE ASSOCIATES LLC
                                        /s/
                                    By: _________________________

Witness for Tenant:                 Tenant
                                    GAINES, BERLAND INC.
                                        /s/
                                    By:___________________________

                        INSERTS TO PRINTED FORM OF LEASE,
                       DATED AS OF AUGUST 3,1999, BETWEEN

                               MAVORE ESTATES LLC
                        AND 80 LAFAYETTE ASSOCIATES LLC,

                         COLLECTIVELY, AS LANDLORD, AND
                         GAINES, BERLAND INC., AS TENANT

(1) , which consent shall not be unreasonably withheld, (1) , which consent shall not be unreasonably withheld, conditioned or delayed provided the provisions of the Lease, including, without limitation, Article 40, are complied with by Tenant

(2)  reasonably

(2a) No consent is required for cosmetic, decorative alterations which do not require a building permit and which cost less than $15,000 in the aggregate to complete.

(3) after notice thereof is given to the Tenant

(4) ; provided, however, that Tenant shall not have any obligation to remove any such installation which is affixed to the Demised Premises in a permanent manner

(5)  or wilful misconduct

(6)  or wholly inaccessible

(7)  fifteen (15)

(8) (g) Subject to Owner's receipt of insurance proceeds fro its insurer or lender, if for any reason the repairs necessitated by fire or other casualty are not substantially completed by Owner within 270 days after the date of damage, Tenant shall have the right to terminate this Lease upon not less than thirty (30) days' prior written notice to Owner; provided, however, that such notice is sent within thirty (30) days after the expiration of such 270 day period.

(9) upon reasonable prior notice (which may be oral) and accompanied by a Tenant representative if Tenant desires same

(10) Owner shall in good faith use all commercially reasonabl efforts to minimize any material interference with Tenant's use of the Demised Premises in the exercise of Landlord's rights under this Article.

(11) Tenant shall not have any responsibility for violations existing as of the Commencement Date. Landlord represents that there are no violations currently encumbering the Demised Premises which will prevent Tenant from obtaining a building permit for Tenant's Initial Installation (hereinafter defined).

(12) (and which, in the case of an involuntary case in bankruptcy, is not dismissed within sixty (60) days of its filing thereof)

(13) including, without limitation,

(14) Tenant shall have access to the Demised Premises 7 days week, 24 hours each day.

(15) and nondiscriminatory

(16) Landlord agrees to enforce the Rules and Regulations in nondiscriminatory fashion.

                         ADDITIONAL CLAUSES ATTACHED TO
                        AND FORMING A PART OF LEASE DATED
                      AUGUST 3,1999 BETWEEN MAYORE ESTATES
                      LLC AND 80 LAFAYETTE ASSOCIATES LLC,
                         COLLECTIVELY, AS LANDLORD, AND
                         GAINES. BERLAND INC.. AS TENANT

                IN THE EVENT OF ANY INCONSISTENCIES BETWEEN THE PROVISIONS OF THIS RIDER AND THE PREPRINTED FORM LEASE TO WHICH IT IS ATTACHED, THE

PROVISIONS OF THIS RIDER SHALL CONTROL.

37. DEMISED PREMISES ACCEPTED AS-IS; POSSESSION: Tenant acknowledges that neither Landlord nor Landlord's agent has made any representations or promises with regard to the Demised Premises for the term herein demised. Tenant acknowledges that Tenant has inspected the Demised Premises and agrees to accept same as is and that Landlord shall not be obligated to make any repairs, alterations, improvements or additions to prepare said Demised Premises for Tenant's occupancy whatsoever, except that Landlord has agreed to construct a demising wall (the "Landlord's Work") on the twentieth (20th) floor of the Building separating the Demised Premises located on such floor from certain adjacent space on such floor located at the southernmost portion of such floor and which is not being leased to Tenant pursuant to this Lease (such adjacent space is herein referred to as Unit "A" and is shown on Exhibit "A" annexed hereto and made a part hereof). The said demising wall shall run from east to west and shall be constructed so as to be parallel to Dey Street in that portion of the Demised Premises. At Landlord's option, Landlord may elect to hire and pay the Tenant's contractor to perform the Landlord's Work and in such event Tenant 's contractor shall perform the Landlord's Work, and Landlord shall pay the Tenant's contractor for the cost of same as reasonably estimated by the Tenant's architect. The Landlord's Work shall be substantially completed within thirty (30) days of the later of (i) the Commencement Date (hereinafter defined) of this Lease and (ii) the date of the submission by Tenant to Landlord of the plans and specifications for the Tenant's Initial Installation (hereinafter defined). The plans and specifications for the Tenant's Initial Installation shall incorporate and specify such demising wall and its planned location within the Demised Premises.

38.   USE:

                (A) Subject to and in accordance with the rules, regulations, laws, ordinances, statutory limitations and requirements of all governmental authorities and the fire insurance rating organization and board of fire underwriters and any similar bodies having jurisdiction thereof, Tenant covenants and agrees that it shall use the Demised Premises solely for general office use, stock and securities brokerage offices, trading offices, broker dealer operations, executive and administrative offices and general offices for research and investment banking and for no other purpose.

                (B) Tenant agrees that (i) Landlord shall have the right to prohibit the continued use by Tenant of any method of operation, advertising or interior display which shall be in violation of the use permitted herein. Tenant will not encumber or obstruct or permit to be encumbered or obstructed any hallway, service elevator, stairway or passageway in the Building. Tenant hereby indemnifies and holds harmless the Landlord and its lender, agent, tenants and invitees from any and all loss, cost or expense incurred by reason of the Tenant's particular manner of use of the Demised Premises, the Building and any common areas therein or thereon.

               (C) Tenant acknowledges that the Demised Premises are located in a first-class commercial building, that the provisions of this Article 38 are a material inducement to the Landlord for the execution of this Lease and that a default by Tenant hereunder shall be deemed a material default by Tenant hereunder shall be deemed a material default entitling Landlord to exercise any or all of the remedies provided in this Lease.

39. RENTAL: The payments reserved under this Lease for the term hereof shall be and consist of the aggregate of:

                (A) "Minimum Rent" during the term of the Lease shall be as follows:

                Lease Year(s)        Annual Rental              Monthly Rental
                -------------        -------------              --------------

                1 - 5                $ 585,620.00                $ 48,801.67

                6 - 10               $ 669,280.00                $ 55,773.33
                and seven (7)
                months in Lease
                Year 11

                The first "Lease Year" shall commence on the commencement date (the "Commencement Date") of this Lease, which shall be August 3, 1999, and shall end on August 31, 2000 and each succeeding "Lease Year" shall run concurrently with each succeeding period of twelve (12) calendar months. The Demised Premises shall be delivered to Tenant as of the Commencement Date free of other tenancies and occupants.

                The expiration date of this Lease and the end of the term of this Lease shall be March 31, 2010 (the "Expiration Date").

                Minimum Rent shall be payable in advance, on the first (1st) day of each calendar month.

                Tenant's obligation to pay Minimum Rent under this Lease shall commence (the "Rent Commencement Date") on April 1, 2000. Except as hereinabove described, there shall be no abatements of Minimum Rent or Additional Rent under this Lease.

                (B) "Additional Rent", consisting of all such other sums of money as shall become due from and payable by Tenant to Landlord hereunder (for default in payment of which Landlord shall have the same remedies as a default in payment of Minimum Rent).

                (C) The obligation of Tenant to pay all sums of Additional Rent and electricity charges to Landlord shall commence on the Commencement Date of the Lease and there shall be no abatement whatsoever of the obligation of Tenant to pay all sums of Additional Rent and electricity charges during any period or part of any Lease Year during the term of the Lease.

                (D) Landlord hereby directs Tenant to make all Minimum Rent and Additional Rent payments payable to Mayore Estates LLC.

40. TENANT'S INSTALLATIONS: Except for Landlord's Work, all work necessary or desirable to make the Demised Premises suitable for Tenant's use and occupancy, including, without limitation, any changes or work which Tenant intends to make at the inception of the Lease shall be performed by Tenant at Tenant's own cost and expense (hereinafter called "Tenant's Work"). Tenant's Work to be performed by Tenant in the Demised Premises shall be subject to the following conditions:

                (A) Tenant shall comply with all of the laws, orders, rules and regulations of all governmental authorities, and of the fire insurance rating organization having jurisdiction thereof, and the local board of fire underwriters, or any similar body, and Tenant shall procure and pay for, so far as the same may be required, all governmental permits and authorizations;

                (B) Prior to commencing Tenant's Work, all plans and specifications therefore shall be submitted to Landlord for Landlord's prior written approval said approval not to be unreasonably withheld, conditioned or delayed as to nonstructural work. Tenant will reimburse Landlord for any reasonable third party review costs incurred by Landlord in connection with the Tenant's Initial Installation (hereinafter defined) and for any of Tenant's Work (other than the Landlord's Work), including, without limitation, reasonable costs incurred in connection with Landlord's review and/or approval of Tenant's plans and specifications for any Tenant's Work. In the event Tenant does not retain the Building's engineer, plans prepared by other engineers shall be submitted to Landlord's Building engineer for review and Tenant shall reimburse Landlord for the reasonable cost of such review in addition to any other review costs incurred by Landlord and required to be reimbursed by Tenant hereunder. In the event Tenant shall employ any contractor to do any work in the Demised Premises permitted by this Lease, such contractor and any subcontractor must be licensed and bonded and said contractor and any subcontractor shall agree to employ only such labor as will not result in jurisdictional disputes or strikes or result in causing disharmony with other workers employed at the Building. Tenant shall inform Landlord in writing of the names of any contractor or subcontractor Tenant proposes to use in the Demised Premises at least 15 days prior to the beginning of work by such contractor or subcontractor and Landlord shall have the right to approve-or disapprove such contractors or subcontractors, with such approval not to be unreasonably withheld, conditioned or delayed. Tenant shall only use a fire-alarm contractor pre-approved by Landlord's managing agent for the Building. The cost of Tenant's Work made at the inception of this Lease as shown on such contract(s) shall be herein referred to as "Tenant's Costs";

                (C) Tenant's Work shall be prosecuted (i) with reasonable dispatch, (ii) in accordance with the plans and specifications submitted to, and approved in writing by, Landlord pursuant to subparagraph (B) hereof and (iii) only with the use of new first class materials and supplies;

                (D) Tenant shall make all necessary payments required so that the Demised Premises and Building shall upon completion of Tenant's Work be free of liens for labor and materials supplied in connection with Tenant's Work;

                (E) Prior to commencing Tenant's Work, Tenant shall at its own cost and expense deliver to Landlord an endorsement of its policy of comprehensive general liability insurance referred to in Article 46 of this Lease, covering the risk during the course of performance of Tenant's Work, together with proof of payment of such endorsement, which policy as endorsed shall protect Landlord in the same amounts against any claims or liability arising out of Tenant's Work, and Tenant or Tenant's contractors shall obtain workmen's compensation insurance to cover all persons engaged in Tenant's Work;

                (F) Tenant guarantees to Landlord that Tenant's Work shall be promptly completed and paid for, and upon completion the Demised Premises and the Building shall be free and clear of all liens, encumbrances, chattel mortgages, conditional bills of sale and other charges, and Tenant's Work shall be completed in accordance with the plans and specifications approved by Landlord; and

                (G) Notwithstanding anything herein contained to the contrary, Tenant shall make all repairs to the Demised Premises necessitated by Tenant's

Work permitted hereunder, and shall keep and maintain in good order and condition all of the installations in connection with Tenant's Work, and shall make all necessary replacements thereto.

                (H) All of Tenant's Work shall be done in such a manner so as not to interfere with, delay, or impose any additional expense upon Landlord in the maintenance or operation of the Building. In no event shall Landlord be required to consent to any of Tenant's Work which would physically affect any part of the Building outside of the Demised Premises or would, in Landlord's sole judgment, adversely affect the proper functioning of any of the mechanical, electrical, sanitary or other systems of the Building. The approval by Landlord of any of Tenant's plans and specifications shall not constitute an assumption of any liability on the part of the Landlord for their accuracy or their conformity which applicable law, and Tenant shall be solely responsible therefor. Approval by Landlord of any Tenant's plans and specifications shall not constitute a waiver by Landlord of the right to thereafter require Tenant to amend same to provide for omissions therein later discovered by Landlord.

                (I) Subject to the terms and conditions set forth below, Landlord shall expend up to a maximum amount of $702,025.00 ("Landlord's
Contribution") for costs incurred in connection with Tenant's initial installation in the Demised Premises for the conduct of its business (including architectural, engineering, expediting and other consulting fees, and all necessary building department permits and approvals, but not including personal property not constituting a permanent leasehold improvement) (collectively, "Tenant's Initial Installation"). Notwithstanding anything to the contrary set forth in this Lease, Tenant unconditionally acknowledges and agrees that no more than $104,575.00 of the Landlord's Contribution may be used by Tenant for the payment of construction-related soft costs associated with the Tenant's Initial Installation. The costs incurred by Tenant for electrical wiring, computer wiring and installation and for installation of the Supplementary Unit (hereinafter defined) may be part of Landlord's Contribution. Landlord shall disburse from time to time, but not more often than once in any thirty (30) day period, within ten (10) business days after receipt of Tenant's request therefor, that portion of Landlord's Contribution equal to the amount set forth in Tenant's requisition; provided however, that no advance or requisition shall be made if, and for so long as, Tenant shall be in monetary default under this lease or non-monetary default under this Lease beyond any applicable notice and cure period. No requisition or advance shall be made until receipt of a written request therefor from Tenant and the submission by Tenant of the following:

                (1) A certificate signed by Tenant and Tenant's architect, and AIA Form G702, also signed by Tenant and Tenant's architect, dated not more than ten (10) days prior to such request, setting forth (a) the sum then justly due to all contractors, subcontractors, materialmen, engineers, architects and other persons who have rendered services or furnished materials in connection with Tenant's Initial Installation, (b) a brief description of such services and materials and the amounts previously paid or to be paid from such requisition to each of such persons in respect thereof; (c) that the work described in the certificate has been completed substantially in accordance with the final plans which were approved in writing by the Landlord (this statement need not be made by Tenant, only by Tenant's architect), (d) that there has not been filed with respect to the Demised Premises or the Building or any part thereof or any improvements thereon, any vendor's, mechanic's, laborer's, materialmen's or other like liens arising out of Tenant's Initial Installation which has not been discharged of record, and (e) that Tenant has complied with all of the conditions set forth in this Lease applicable to alterations, including the requirement that Tenant comply with all applicable law (statements (d) and (e) need not be made by Tenant's architect, only by Tenant); and

                  (2) Partial lien waivers corresponding to the particular sum to be advanced or paid (less the ten (10%) retainage amount held back by the Landlord for such advance or requisition) to each contractor, subcontractor, materialman, engineer, architect and other persons who have rendered services or furnished materials in connection with Tenant's Initial Installation with respect to such particular advance or requisition to be paid thereon, in recordable form, paid receipts and such other proof of payment as Landlord shall reasonably require for all work done and materials supplied and amounts paid to such vendors prior to the current requisition and with respect to the current requisition.

                (J) Landlord has applied for the Property Tax Exemption and Deferral created by Title II, Chapter 2, Part 3 of the Administrative Code of the City of New York and accordingly, this Lease is subject to the provisions of Executive Order Nos. 50 (1980) and 100 (1986) and the Rules and Regulations promulgated thereunder, as same may from time to time be amended and the New York City Industrial and Commercial Incentive Program and the Rules and Regulations promulgated thereunder ("ICIP"). To the extent required, all work (including, but not limited to Tenant's Initial Installation and all other Tenant's Work) must be done in strict compliance with the ICIP laws for as long as the Building continues to qualify for ICIP benefits and, to the extent required, Tenant acknowledges that Landlord may be required to condition its approval for any work to be done within the Demised Premises on the approval of a governmental agency in connection with the foregoing. In furtherance of the foregoing, Tenant and Tenant's contractor must cooperate in filing documents required by the Department of Finance and the Department of Business Services of the City of New York in the procurement of an ICIP exemption and the Lower Manhattan Energy Program ("LMEP") abatement, and Landlord must, subject to the express provisions of Exhibit "B" of this Lease, cooperate (at no expense, risk or loss to Landlord) in executing documents required in connection with the Lower Manhattan Real Property Tax Abatement Program ("LMRPTAP"). Tenant acknowledges that Landlord is seeking benefits under the LMEP and that Landlord agrees to pursue such benefits with reasonable diligence, however Landlord has not guaranteed or represented to Tenant that any such benefits will actually be obtained by Landlord for itself or for the benefit of Tenant. Tenant shall indemnify and hold Landlord harmless for any and all losses, claims, damages, costs or liabilties suffered or incurred by Landlord arising out of Tenant's failure to comply with all ICIP, LMEP and LMRPTAP requirements applicable to Tenant in connection with any Tenant's Work or otherwise in connection with this Lease and of which Landlord shall have provided Tenant notice.

                (K) Anything in this Article to the contrary notwithstanding, Landlord shall not be required to expend or reimburse the final ten percent (10%) of Landlord's Contribution and shall in addition be unconditionally entitled to retain ten (10%) percent from each advance or requisition until it has received final lien waivers in recordable form, paid receipts and such other proof of payment as Landlord shall reasonably require for all work done and materials supplied and amounts paid to such vendors prior to and with respect to amounts and payments covered by the current requisition, and until Landlord has also received from Tenant's architect all certificates of final approval required by any governmental or quasi governmental body in respect of Tenant's Initial Installation and Tenant and Tenant's contractor shall have submitted any necessary filings required by the ICIP, the LMEP and/or the LMRPTAP. Following completion of Tenant's Work and the Tenant's Initial Installation, Tenant shall cause Tenant's architect to obtain and such architect shall be responsible for obtaining final approval of Tenant's Work and the Tenant's Initial Installation from the New York City Department of Buildings and other regulatory bodies having jurisdiction. In addition, Tenant shall be required to sign a written statement in form satisfactory to Landlord acknowledging the total cost of Tenant's Initial Installation and further acknowledging that all contractors, subcontractors, materialmen, engineers, architects and other persons who have rendered services or furnished materials in connection with Tenant's Initial Installation have been previously paid in full. Notwithstanding anything to the contrary set forth in this Lease, the Tenant acknowledges that if the final ten percent (10%) of Landlord's Contribution has not been drawn down by the Tenant or reimbursed to the Tenant within three hundred sixty (360) days of the

Commencement   Date  of  this  Lease,  then  Tenant  shall  be  deemed  to  have unconditionally and forever forfeited any rights to the final ten percent (10%) of Landlord's Contribution and Landlord shall be entitled to retain said sum.

                (L) Any modifications, changes or alterations to the Class E fire safety system for each floor in the Building on which the Demised Premises are located (each a "Fire Safety System") which are performed after the Commencement Date, including without limitation, installing speakers, strobes and pull stations and making other Class E installations and hookups and making modifications to said Fire Safety System, shall be performed by Tenant at its sole cost and expense and shall be deemed to be a part of Tenant's Initial
Installation. The work to be performed by Tenant in and to the Fire Safety System shall be a part of Tenant's Initial Installation, shall be described in Tenant's plans and specifications therefor and shall be reimbursed as part of Landlord's Contribution. Tenant may use only the contractor or contractors designated by Landlord with respect to any Tenant's Work to the Fire Safety System. Landlord herein acknowledges that "Edwards" is an acceptable contractor with respect to any work to be performed by Tenant in and to the Fire Safety System. Subsequent to any Tenant's work to be performed in and to the Fire Safety System, such system shall be repaired and maintained only by the contractors designated by Landlord from time to time, at Tenant's cost. Landlord shall maintain the Building's Class E fire safety system. Together with the plans and specifications for Tenant's Initial Installation, Tenant shall provide to the Landlord and it's engineer for its written approval and comment thereto the specifications outlining the design and modifications to be made by the Tenant to the Fire Safety System for the floor(s) on which the Demised Premises are located. Once Landlord and its engineer approve in writing said plans and specifications for the modification of the Fire Safety System and adds to such plans and specifications any modifications required to the Fire Safety System for the balance of the floor on which the Demised Premises are located, same shall be forwarded to Edwards, the service provider for the Fire Safety System. The parties agree that the costs incurred in connection with the modification kit for the Fire Safety System for each floor on which the Demised Premises are located shall be paid pro-rata by Tenant according to the percentage that the rentable square footage of each portion of the Demised Premises located on a floor bears to the rentable square footage of each respective floor on which the Demised Premises are located, and Tenant shall pay such pro-rata charges to Landlord with ten (10) days of being billed therefor by the Landlord.

41.  ELECTRICTY:

                  (A)  Landlord  will  provide   electricity   to  Tenant  on  a
submetered basis subject to the terms and conditions of this Article 41.

                  (B) For the purposes of subsection C of this Article 41, Landlord and Tenant agree that:

                           (1) The term "Electric Rate" (including all
applicable surcharges, demand charges, energy charges, fuel adjustment charges, time of day charges, taxes and other sums payable in respect thereof) shall mean the greater of either:

                           (a) the Service Classification 4 Rate 2 (or successor
Service Classification rate) pursuant to which Landlord purchases electricity from the utility company servicing the Building, or

                           (b) the  Service  Classification  pursuant  to  which
Tenant would purchase electricity directly from the utility company servicing the Building; provided, however, at no time shall the amount payable by Tenant for electricity be less than the Cost per Kilowatthour (hereinafter defined).

                           (2) The term "Cost per  Kilowatthour"  shall mean the
total cost for electricity incurred by Landlord to service the Building during a particular time period (including all applicable surcharges, demand charges, energy charges, fuel adjustment charges, time of day charges, taxes and other sums payable in respect thereof) divided by the total kilowatthours purchased by Landlord during such period.

                (C) Electricity shall be supplied by Landlord to service the Demised Premises and Tenant shall pay to Landlord, as Additional Rent, within ten (10) days after rendition of any bill, the sum of (a) an amount determined by applying the Electric Rate to Tenant's consumption of and demand for electricity within the Demised Premises as recorded on the submeter or submeters servicing the Demised Premises (as installed by the Tenant at its sole cost and expense), and (b) Landlord's administrative charge of five (5%) percent of the amount referred to in (a) above, if and to the extent permitted by law, for overhead and supervision. Tenant may use one submeter for both the 19th or and 20th floor spaces which comprise the Demised Premises.

                When more than one submeter measures the electrical service to Demised Premises, the service rendered through each submeter shall be separately computed and billed in accordance with the charges, taxes, terms and rates stated herein. Bills shall be rendered monthly at such times as Landlord may elect and, commencing on the earlier of (i) Tenant's occupancy of all or any portion of the Demised Premises, or (ii) the Commencement Date of the term of this Lease, the amounts as computed from meter readings shall be deemed to be, and be paid as, Additional Rent without set-off or deduction. In no event shall the amount payable by Tenant each month, in consideration of Landlord having electric current available to the Demised Premises, be less than an amount equal to the least demand charge shown on Tenant's electric bill within the immediately preceding twelve (12) month period of Tenant's occupancy of the Demised Premises (or such shorter period of time as Tenant shall have occupied the Demised Premises if Tenant's occupancy shall have been less than twelve (12) months.)

                For purposes of this Article, the rate to be paid by Tenant shall include any taxes, energy charges, demand charges, fuel adjustment charges, rate adjustment charges, or other charges actually imposed in connection therewith. If any tax is imposed upon Landlord's receipts from the sale or resale of electrical energy to Tenant by any federal, state, city or local authority, the pro-rata share of such tax allocable to the electrical energy service received by Tenant shall be passed onto and paid by Tenant as Additional Rent if and to the extent permitted by law. Notwithstanding the foregoing, Tenant shall pay Landlord as Additional Rent from the Commencement Date until such time as all necessary electrical submeters are installed and operable for the Demised Premises, an electric charge of $1.50 per square foot of the Demised Premises until Tenant occupies the Demised Premises for the purpose of conducting its business in the Demised Premises and $2.50 per square foot from the time Tenant occupies the Demised Premises for the purpose of conducting its business in the Demised Premises until all of the aforementioned submeters are installed and operable. For purposes of this paragraph only, the Demised Premises are deemed to contain 20, 915 rentable square feet. In no event shall Tenant or Landlord be entitled to measure, remeasure or adjust the square footage of the Demised Premises after the date of this Lease and none of the provisions of this Lease, including, without limitation, the Minimum Rental and Additional Rental, shall ever be modified based on such square footage.

                Tenant shall pay Landlord for any given bill period for such electric current at the prevailing rate Service Classification 4 Rate 2 as described hereinabove (or successor Service Classification rate, and not the time-of-day rate schedule (if any), and if any increase or increases in such rate becomes effective during the term of this Lease, for similar service by any public service company servicing the part of the city where the Building is located all such increase or increases shall be paid by Tenant to Landlord or the meter company designated by Landlord at the same percentage increase as is shown by the first month's increased charges paid by Landlord, when billed. The amount to be paid by Tenant for current consumed shall be determined by a submeter or submeters in the Demised Premises or installed by the Landlord and billed separately according to such submeter(s). Bills for current consumed by Tenant (and/or bulbs, lamps or electric fixtures, renewed or replaced) shall be rendered by Landlord, or the meter company, to Tenant at such time as Landlord may elect, and shall be deemed to be, and be paid as Additional Rent within ten
(10) days after rendition of any such bill. The amounts payable pursuant to this Section shall be deemed Additional Rent under the Lease. Landlord shall have the right, in the event of any nonpayment by Tenant of any such bills within said ten (10) day period after rendition of any bill to discontinue and cut off the use of electric current to Tenant after providing Tenant an additional twenty
(20) day notice, without releasing Tenant from any liability under this Lease, and without Landlord or the said meter company incurring any liability for any damage caused by such discontinuance of service.

                Tenant further agrees, on demand by Landlord (if Landlord shall then be supplying electricity to the Demised Premises) if Tenant is then in default of this Lease after the expiration of any grace or cure period expressly provided for in this Lease, or the meter company, to deposit with Landlord or with the meter company designated by Landlord, as applicable, cash deposit sufficient, in Landlord's reasonable opinion, to secure payment of the electricity consumed by Tenant in the Demised Premises. No current shall be furnished until the equipment of the Tenant has been approved by the proper public authorities, the New York Board of Fire Underwriters and the New York Fire Insurance Exchange or similar organization having jurisdiction, and no changes shall be made in such equipment without the written consent of Landlord. Tenant shall make no changes and/or additions to the electrical equipment, wiring and/or appliances in the Demised Premises, without the prior written reasonable consent of landlord. Rigid conduit only will be allowed by Landlord for exposed work. If, in Landlord's reasonable opinion, as confirmed in writing by the written opinion of Landlord's electrical consultant, Tenant's installation overloads any riser or risers, and/or switch or switches in the Building, Tenant, at Tenant's sole cost and expense, promptly will provide and install, in conformity with all applicable Legal Requirements and all applicable provision of the Lease, any additional riser or risers and/or any or all switches, that any be necessary; but no risers and/or switches may be installed without Tenant first obtaining the prior written consent of the Landlord.

                         (D)  Landlord  shall  not  in  any  way  be  liable  or
responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Landlord agrees to provide to the 19th floor portion of the Demised Premises (and Tenant agrees that at no time will the connected electrical load in the 19th floor portion of the Demised Premises exceed) in the aggregate 400 amps of electrical power (exclusive of Building airconditioning). Landlord agrees to provide to the 20th floor portion of the Demised Premises (and Tenant agrees that at no time will the connected electrical load in the 20th floor portion of the Demised Premises exceed) in the aggregate six (6) watts per useable square foot of the 20th floor portion of the Demised Premises (exclusive of Building air conditioning). Tenant's use of electric current in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and facilities in or otherwise serving the Demised Premises. In order to insure that such capacity is not exceeded and to avert any possible adverse effect upon the Building's electric service,

Tenant shall not, without Landlord's prior written consent in each instance, connect any fixtures, appliances or equipment (other than a reasonable number considering the Tenant's use of the Demised Premises and type of business of table or floor lamps, typewriters, quotrons, word processors, small computers, photocopy machines and similar small office machines using comparable electric current) to the Building's electric distribution system nor make any alteration or addition to the electric system of the Demised Premises. Should Landlord grant such consent, all additional risers or other equipment required therefor shall be provided by Landlord upon notice to Tenant, and all costs and expenses in connection therewith, including without limitation, those filing and supervision, shall be paid by Tenant. As a condition to granting such consent, Landlord may require Tenant to agree to an increase in the Additional Rent by an amount which will reflect the value to Tenant of the additional service to be furnished by Landlord, to wit: the potential additional electrical current to be made available to Tenant based upon the estimated initial total capacity of such additional risers or other equipment. If Landlord and Tenant cannot agree on the amount of such Additional Rent increase, the same shall be determined by a reputable electrical consultant, to be selected by Landlord and paid equally by both parties. The parties shall then execute an agreement prepared by Landlord amending this Lease and setting forth the new Additional Rent resulting from such increases and confirming the effective date thereof, but such increase shall be effective from such date even if such agreement is not executed.

                         (E)  Landlord   reserves   the  right  to   discontinue
furnishing electric current to Tenant in the Demised Premises at any time upon not less than sixty (60) days' notice to Tenant, provided that Landlord shall not exercise such right unless it discontinues furnishing electricity to a substantial portion of the Building.

                         (F) If Landlord,  at Landlord's  option,  (i) exercises
such right of discontinuance as provided in paragraph E, or (ii) requires Tenant to initially obtain its electric current directly from the public utility corporation supplying electric current to the Building, this Lease shall continue in full force and effect and shall be unaffected thereby except only that, from and after the effective date of such discontinuance, or the commencement of direct usage, as the case may be, Landlord shall not be obligated to furnish electric current to Tenant. If Landlord is not to furnish electric current to Tenant, Tenant shall arrange to obtain electric current directly from the public utility corporation supplying electric current to the Building; and in any event, unless same are already installed in sufficient capacity and number in the Building, all risers, equipment and other facilities which may be required for Tenant to obtain electric current directly from such public utility corporation shall, at Tenant's expense, payable in advance to Landlord upon demand, be installed by Landlord, if in Landlord's judgment the same are necessary and will not cause damage or injury to the Building or any part thereof or create a hazardous condition or entail excessive alterations, repairs or expense or interfere with or disturb any other Building tenants or occupants; and in any event, any such installation shall be maintained by Tenant, at its expense, and shall be subject to such reasonable conditions as Landlord and/or the public utility corporation may require. If, on the other hand, Landlord is required by law or other applicable requirements of governmental entities having jurisdiction over the Building to discontinue furnishing electric energy to Tenant, Tenant shall reimburse Landlord promptly upon demand for the cost incurred by Landlord in making such changes to panel boards, feeders, risers, wiring and other conductors and equipment in order to permit Tenant to obtain electric energy direct from the Utility Company. If Landlord shall not furnish electric current to Tenant, it shall not be liable to Tenant therefor and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issued.

                         (G) If any  taxes or  charges  are or shall be  imposed
upon Landlord or its agent in connection with the sale or resale of electrical energy to Tenant, Tenant covenants and agrees that, where permitted by law, Tenant's pro-rata share of such taxes or charges shall be passed on to Tenant and paid by Tenant to Landlord or its agent upon demand, as Additional Rent, without set-off or deduction. At all times during the term of this lease Tenant will comply with all present and future general rules, regulations, terms and conditions applicable to service equipment, wiring and requirements in accordance with the regulations of the public utility corporation supplying electric current to the Building.

                         (H) Landlord's failure during the term of this Lease to
prepare and deliver any statements or bills under this Article or Landlord's failure to make a demand under this Article or any other provisions of this Lease, shall not in any way be deemed to be a waiver of, or cause Landlord to forfeit or surrender its rights to collect, any increase in the Minimum Rent, or any amount of Additional Rent which may have become due pursuant to this Article during the term of this Lease. Tenant's liability for any amounts due under this Article shall continue unabated during the remainder of the term of this Lease and shall survive the expiration or sooner termination of this Lease.

42.  TAX ESCALATION:

                  (A) As used in t his Lease:

                      (i) "Taxes" shall mean the real estate taxes and assessments and special assessments imposed upon the Building and/or the land on which the Building is situated by any governmental bodies or authorities (the "Land") and any rights or interests appurtenant thereto payable by Landlord during any Tax Year. If at any time during the term of this Lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so that in lieu of, or as an addition to or as a substitute for the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereof, there shall be levied, assessed and imposed (a) a tax, assessment, levy or otherwise on the rents received therefrom, or (b) a license fee measured by the rent payable by Tenant to Landlord, or (c) any other such additional or substitute tax, assessment, levy, imposition or charge, then all such taxes, assessments, levies, impositions or charges or the part thereof so measured or based shall be deemed to be included within the term "Taxes" for the purpose hereof. In no event shall "Taxes" include income, inheritance, franchise, gross receipts or other similar taxes. A copy of the tax bill of The City of New York or other taxing authority imposing Taxes on the Land or the. Building shall be sufficient evidence of the amount of Taxes. Subject to the provisions of Exhibit "B" of this Lease, notwithstanding the fact that the aforesaid Additional Rent is measured by Taxes, such amount is Additional Rent and shall be paid by Tenant as provided herein regardless of the fact that Tenant may be exempt, in whole or in part, from the payment of any Taxes for any reason whatsoever.

                      (ii) "Base Tax" shall mean Taxes, as finally determined, for the fiscal period of July 1, 1999 through June 30, 2000. The aforesaid shall be calculated without regard to any abatement obtained by Landlord under the LMRPTAP.

                           Landlord represents that the fiscal period of July 1,
1999 through June 30,2000 is the Building's first benefit year under the ICIP. Landlord represents that taking into account the ICIP, the current Taxes for the fiscal period of July 1, 1999 through June 30, 2000 are $1,810,953.12.

                      (iii) "Tax Year" shall mean the fiscal year commencing on July 1 and ending on June 30 (or such other period as hereinafter may be duly adopted by the City of New York as its Fiscal Year for real estate tax purposes), any portion of which fiscal period occurs during the term of this Lease.

                      (iv) "Tenant's Share" shall be three and thirteen one hundredths (3.13 %) percent.

                  (B) (i) If the Taxes for any Tax Year shall be more than the Base Tax, Tenant shall pay as Additional Rent for such Tax Year an amount equal to Tenant's Share of the amount by which the Taxes for such Tax Year are greater than the Base Tax (the amount payable by Tenant is hereinafter called the "Tax Payment"). The Tax Payment shall be prorated, if necessary, to correspond with that portion of a Tax Year occurring within the term of this Lease. At Landlord's sole option, the Tax Payment shall either (1) be payable by Tenant within ten (10) days after receipt of a demand from Landlord therefor or (2) shall be payable by Tenant to Landlord in equal monthly installments on the first day of each month in an amount as reasonably estimated by the Landlord, and shall in any event be adjusted from time to time with such adjusted amount being remitted by Tenant to Landlord upon Landlord's written demand therefor. At Tenant's written request, Landlord shall provide copies of then current bills for the Taxes to Tenant.

                         (ii ) In the event the Base Tax is reduced, Landlord
shall have the right to adjust the amount of Tax Payment due from Tenant for any Tax Year in which Tenant is or was obligated to pay a Tax Payment hereunder, and Tenant agrees to pay the amount of said adjustment on the next rental installment day immediately following receipt of a rent statement from Landlord setting forth the amount of said adjustment. The parties acknowledge that in no event shall the Minimum Rent ever be reduced as a result of a tax certiorari proceeding or as a result of any reduction in Taxes or the Base Tax.

                  (C) Only Landlord shall be eligible to institute tax reduction or other proceedings to reduce the assessed valuation of the Land and the Building, provided, however, that Tenant shall be required to make all Tax Payments due under this Article while any such proceedings are pending. Should Landlord be successful in any such reduction proceedings and obtain a rebate for periods during which Tenant has paid its share of increases, Landlord shall after deducting its expenses, including customary, market-dictated attorneys' fees and disbursements in connection therewith, return Tenant's Share of such rebate to Tenant.

                  (D) With respect to any period at the expiration of the term of this Lease which shall constitute a partial tax year, Landlord's statement shall apportion the amount of the Additional Rent due hereunder. The obligation of Tenant in respect to such Additional Rent applicable for the last year of the term of this Lease or part thereof shall survive the expiration of the term of this Lease.

                  (E) Landlord will assist and cooperate with Tenant in filing a commercial revitalization program application and all applicable additional documents associated with such application promptly following the execution and delivery of this Lease in accordance with the provisions of Exhibit "B" annexed hereto and made a part hereof.

                  (F) At  such  times  as are  required  by the  New  York  City
Department of Finance or other authority having jurisdiction (of which times Landlord shall give Tenant reasonable prior written notice), Tenant agrees to report to Landlord the number of workers permanently engaged in employment in the Demised Premises, the nature of each worker's employment and whether each worker is a New York City resident. Tenant further agrees to provide access to the Demised Premises to the New York City Department of Finance at all reasonable times and upon reasonable notice at the request of Landlord.

43.  TENANT'S OPERATING PAYMENT:

                  (A) As used in this Lease:

                                  (i) "Operating Expenses" shall mean the
aggregate of those costs and expenses (and taxes thereon, if any) paid or incurred by Landlord or on behalf of Landlord with respect to the operation, cleaning, repair, safety, replacement, management, security and maintenance of the Building and the Land (collectively, the "Real Property"), Building Systems, sidewalks, curbs, plazas and other areas adjacent to the Building, and with respect to the services provided to tenants, including, without limitation: (i) salaries, wages and bonuses paid to, and the cost of any hospitalization, medical, surgical, union and general welfare benefits (including group life insurance), any pension, retirement or life insurance plans and other benefits or similar expenses relating to, employees of Landlord engaged in the operation, cleaning, repair, safety, replacement, management, security or maintenance of the Building, the Land and the Building Systems or in providing services to tenants; (ii) social security, unemployment and other payroll taxes, the cost of providing disability and worker's compensation coverage imposed by any applicable legal requirement ("Requirement"), union contract or otherwise with respect to said employees; (iii) the cost of gas, oil, steam, water, sewer rental, HVAC and other utilities furnished to the common areas of the Building and utility taxes; (iv) the expenses incurred for casualty, rent, liability, fidelity and any other insurance; (v) the cost of repairs, maintenance and painting, including the cost of acquiring or renting all supplies, tools, materials and equipment used in operating or repairing the Building; (vi) expenditures, whether by purchase or lease, for capital improvements and capital equipment that under generally applied real estate practice are expensed or regarded as deferred expenses and capital expenditures, whether by purchase or lease, that are made by reason of Requirements or for emergency or labor saving devices or security or property protection systems or in lieu of a repair, in each case such capital expenditures to be included in Operating Expenses for the Operating Year in which such costs are incurred and every subsequent Operating Year, on a straight-line basis, to the extent that such items are amortized over their useful life, with interest calculated at an annual rate equal to two (2%) percent over Citibank, N.A.'s "prime" or "base" lending rate ("Base Rate") in effect at the time of Landlord's having made said expenditure; (vii) the cost or rental of all supplies, tools, materials and equipment; (viii) the cost of uniforms, work clothes and dry cleaning; (ix) the cost of window cleaning, janitorial, concierge, guard, watchman or other security personnel, service or system, if any; (x) management fees in an amount not to exceed five (5%) percent of the annual gross rents and gross revenues for the Building; (xi) charges of independent contractors performing work included within this definition of Operating Expenses; (xii) telephone and stationery costs; (xiii) reasonable legal, accounting and other professional fees and disbursements incurred in connection with the operation and management of the Building and the Land; (xiv) association fees and dues; (xv) the cost of decorations; (xvi) depreciation of hand tools and other movable equipment used in the operation, cleaning, repair, safety, management, security or maintenance of the Building; (xvii) exterior and interior landscaping; (xviii) electrical usage costs incurred in the operation of the common areas of the Building including, but not limited to, the electrical energy required to run the Building's elevators; and (xix) any and all other costs and expenses incurred by Landlord in the operation and maintenance of the Real Property. Notwithstanding any provision in this Article to the contrary, if Landlord shall discontinue the redistribution or furnishing of electrical energy to all tenants in the Building, then the cost and expense incurred by Landlord for electricity shall thereafter be deemed to be one hundred (100%) percent of the total cost and expenses to Landlord of purchasing electricity for the Building.

                  Provided, however, that the foregoing costs and expenses shall exclude or have deducted from them, as the case may be:

                           (a) executives' salaries above the grade of building
                               manager;

                           (b) Taxes  or  taxes  that  are  imposed   solely  on
                               Landlord's business, such as franchise taxes, excess profits taxes or income taxes;

                           (c) refinancing  costs  and  mortgage  interest  and
                               amortization payments;

                           (d) leasing commissions, rental concessions and lease
                               buy-outs;

                           (e) depreciation,  except as specifically provided in
                               clauses (vi) and (xvi) above and in the first unlettered paragraph following this paragraph;

                           (f) rental under any ground or  underlying  lease and
                               costs incurred by Landlord in connection with the sale or rental of the Land or Building;

                           (g) the cost of  preparing,  renovating  or improving
                               space in the Building for initial occupancy by tenants;

                           (h) professional    fees    (including    legal   and
                               accounting) incurred by Landlord in the preparation of leases or in connection with disputes with tenants or in connection with obtaining approvals from or otherwise negotiating with lessors or mortgagees;

                           (i) cost of any  repair  made by  Landlord  to remedy
                               damage caused by Landlord's or its agents gross negligence or wrongful misconduct or wrongful omission;

                           (j) amounts   recovered   by  Landlord  as  insurance
                               proceeds or condemnation awards to the extent they are compensation for sums previously included in Operating Expenses hereunder;

                           (k) costs of  repairs  or  replacements  incurred  by
                               reason of fire or other casualty or condemnation;

                           (1) advertising,  marketing and public  relation fees
                               incurred by Landlord to market the Building;

                           (m) costs incurred for doing work or services for any
                               tenant (including Tenant) which is to be fully reimbursed to Landlord by such party;

                           (n) the cost of electricity furnished directly to the
                               Demised Premises or any other fully-tenanted or tenantable space in the Building;

                           (o) any fines,  penalties or similar punitive amounts
                               paid or incurred by Landlord in connection with, or as a result of, violations of applicable laws and requirements of public authorities;

                           (p) cost  incurred  by  Landlord  for the  removal of
                               asbestos or other hazardous materials in the Building (if any);

                           (q) costs otherwise included in Operating Expenses to
                               the extent actually reimbursed directly from Tenant or another tenant;

                           (r) costs  included in the Operating  Expenses to the
                               extent allocable to other properties owned by the Landlord; and

                           (s) the  cost  of  services  of  work   performed  in
                               connection with the installation or operation of any specialty facility at the Building such as a health club, childcare facility, luncheon facility or the like unless same is mandated by law or is installed upon the vote of a majority of the Building's tenants or of those tenants occupying a majority of the rentable square footage of the Building.

                           If Landlord purchases any item of capital equipment
or makes any capital expenditure that is intended to have the effect of reducing the expenses that would otherwise be included in Operating Expenses, then the costs of such capital equipment or capital expenditure shall be included in Operating Expenses [as same is described hereinabove in Paragraph
(43)(A)(i)-(vi)] for the Operating Year in which the costs are incurred and every subsequent Operating Year on a straight-line basis, to the extent that such items are amortized over their useful life, with interest calculated at an annual rate of two (2%) percent over the Base Rate in effect at the time of Landlord's having made said expenditure. If Landlord leases any item of capital equipment designed to result in savings or reductions in expenses that would otherwise be Included in Operating Expenses, then the rentals and other costs paid with respect to such leasing shall be included in Operating Expenses for the Operationing Years in which such rentals and costs are incurred.

                         If Landlord is not furnishing any particular work or
service (the cost of which if performed by Landlord would constitute an Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord for all or any portion of an Operating Year, Operating Expenses for such Operating Year shall be deemed to be increased by an amount equal to the additional Operating Expenses which reasonably would have been incurred during such Operating Year by Landlord if it had, at its own expense, furnished such work or service to such tenant.

                                  (ii)  "Base   Operating   Factor"  equals  the
Operating Expenses paid or incurred during the Operating Year beginning January 1, 2000 and ending December 31, 2000.

                                  (iii)   "Operating   Year"   shall  mean  each
calendar year that includes any part of the term of the Lease.

                                  (iv)  "Landlord's  Operating  Statement" shall
mean a statement containing a computation of Additional Rent due pursuant to the provisions of this Article furnished by Landlord to Tenant.

                         (B)  Tenant  shall  pay as  Additional  Rent  for  each
Operating Year (including the Operating Year in effect on the Commencement Date) an amount ("Tenant's Operating Payment") equal to Tenant's Share of the amount by which Operating Expenses for such Operating Year are greater than the Base Operating Factor.

                         (C)  Landlord  may furnish to Tenant,  with  respect to
each Operating Year, a Landlord's Operating Statement setting forth Landlord's estimate of Tenant's Operating Payment for such Operating Year ("Tenant's Projected Operating Share"). At Landlord's option, (i) Tenant shall pay to Landlord on the first day of each month during such Operating Year, as Additional Rent, an amount equal to one-twelfth of Tenant's Projected Operating Share for such Operating Year; or (ii) the Tenant's Projected Operating Share for such Operating Year shall be payable by Tenant to Landlord within ten (10) days of Landlord's written demand therefor. If, however, Landlord furnishes any such Landlord's Operating Statement for an Operating Year subsequent to the commencement of such Operating Year, then (a) until the first day of the month following the month in which such Landlord's Operating Statement is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Article in respect of the last month of the preceding Operating Year; (b) after such Landlord's Operating Statement is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the installments of Tenant's Projected Operating Share previously made for such Operating Year were greater or less than the installments of Tenant's Projected Operating Share to be made for such Operating Year in accordance with such estimate, and (i) if there is a deficiency, Tenant shall pay the amount thereof within thirty (30) days after demand therefor, or (ii) if there was an overpayment, Landlord shall credit the amount thereof against subsequent payments of Additional Rent; and
(c) on the first day of the month following the month in which such Landlord's Operating Statement is furnished to Tenant, and monthly thereafter throughout the remainder of such Operating Year, Tenant shall pay to Landlord, at Landlord's option, either: (a) an amount equal to one-twelfth of Tenant's Projected Operating Share shown in such Landlord's Operating Statement, or (b) the Tenant's Projected Operating share for such Operating Year shall be payable by Tenant to Landlord within ten (10) days of Landlord's written demand therefor. Landlord may furnish to Tenant a revised Landlord's Operating Statement with a new estimate of Tanant's Projected Operating Share for such Operating Year and, in such case, Tenant's Projected Operating Share for such Operating Year shall be adjusted and paid or credited, as the case may be, substantially in the same manner as provided in the proceeding sentence.

                         (D)  After  the end of each  Operating  Year,  Landlord
shall furnish to Tenant a Landlord's Operating Statement for such Operating Year. Each such year-end Landlord's Operating Statement shall be accompanied by a computation of Operating Expenses for the Building prepared by the Landlord (or its agent or accountant) from which Landlord shall make the computation of Additional Rent due in respect of Operating Expenses hereunder. In making computations of Operating Expenses, the Landlord (or its agent or accountant) may rely on Landlord's reasonable estimates and allocations whenever said estimates and allocation are needed for this Article. If the Landlord's
Operating Statement shows that the sums paid by /Tenant under the Article exceeded Tenant's Operating Payments required to be paid by Tenant for such Operating Year, Landlord shall credit the amount of such excess against subsequent payments of Additional Rent; and if the Landlord's Operating Statement for Operating Zyear shows that the sums so paid by Tenant were less than Tenant's Operating Payment due for such Operating Year, Tenant shall pay the amount of such deficiency within thirty (30) days after demand therefor.

                         (E)   Landlord's   failure  to  render  any  Landlord's
Operating Statement with respect to any Operating Year shall not prejudice Landlord's right thereafter to render a Landlord's Operating Statement with respect thereto or with respect to any subsequent Operating Year, nor shall the rendering of a Landlord's Operating Statement prejudice Landlord's right thereafter to render a corrected Landlord's Operating Statement for that Operating Year.

                         (F) If the  Commencement  Date or the  Expiration  Date
occurs on a date other than January 1 or December 31, respectively, any Tenant's Operating Payment under this Article for the Operating Year in which such Commencement Date or Expiration Date occurs shall be apportioned in that percentage which the number of days in the period from the Commencement Date to December 31 or from January 1 to the Expiration Date, as the case may be, both inclusive, bears to the total number of days in such Operating Year. In the event of a termination of this Lease, any Additional Rent under this Article shall be paid or adjusted within thirty (30) days after submission of a Landlord's Operating Statement. In no event shall Minimum Rent ever be reduced by operation of this Article, and the rights and obligations of Landlord and Tenant under the provisions of this Article with respect to any Additional Rent shall survive the Expiration Date.

                         (G) Any Landlord's  Operating  Statement sent to Tenant
shall be conclusively binding upon Tenant unless, within sixty (60) days after such Landlord's Operating Statement is sent, Tenant shall send a written notice to Landlord objecting to such Landlord's Operating Statement and specifying the respects in which such Landlord's Operating Statement is disputed. If Tenant shall send such notice with respect to a Landlord's Operating Statement, and Landlord shall determine that such objection(s) are reasonable and are made in good faith, then Tenant may, on its own behalf by an independent certified public accountant (selected and paid by Tenant) examine Landlord's books and records relating solely to disputed aspects of the Operating Expenses to determine the accuracy of Landlord's Operating Statement. Tenant recognizes the confidential nature of Landlord's books and records, and agrees that any information obtained by Tenant's accountant during any examination shall be maintained in strict confidence by such accountant, without revealing same to any person, including Tenant. If, after such examination, such accountant shall in good faith dispute such Landlord's Operating Statement and shall describe such dispute in a detailed, written notice and explanation of such dispute sent to Landlord, then either party may refer the decision of the issues raised to a reputable independent firm of certified public accountants, selected by Landlord and approved by Tenant, which approval shall not be unreasonably withheld, and the decision of such accountants shall be conclusively binding upon the parties. The fees and expenses involved in resolving such dispute shall be borne by Tenant (unless Landlord's Operating Statement overestimated the charges to be paid by Tenant by more than seven and one-half (7.5%) percent, in which event the reasonable fees and expenses shall be borne by Landlord). Notwithstanding the giving of such notice by Tenant, and pending the resolution of any such dispute, Tenant shall promptly pay to Landlord when due the actual amount shown on any such Landlord's Operating Statement, as provided in this Article.

44. WAIVER OF SUBROGATION: Each party hereby releases the other party (which term as used in this Article includes the employees, agents, officers and directors of the other party) from all liability, whether for negligence or otherwise, in connection with loss covered by any fire and/or extended coverage insurance policies, which the releasor carries with respect to the Demised Premises, or any interest or property therein or thereon (whether or not such insurance is required to be carried under this lease), but only to the extent that such loss is collected under said fire and/or extended coverage insurance policies. Such release is also conditioned upon the inclusion in the policy or policies of a provision whereby any such release shall not adversely affect said policies, or prejudice any right of the releasor to recover thereunder. Each party agrees that its insurance policies aforesaid will include such a provision so long as the same shall be obtainable without extra cost, or if extra cost shall be charged therefor, so as the party for whose benefit the clause or endorsement is obtained shall pay such extra cost. If extra cost shall be chargeable therefor, each party shall advise the other thereof of the amount of the extra cost, and the other party at its election, may pay the same, but shall not be obligated to do so.

45. COMPLIANCE WITH LAWS: Supplementing the provisions of Article 6 hereof, Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of any public authority with respect to the Demised Premises or the use or occupation thereof. Tenant shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards or any direction of any public officer pursuant to law and all orders, rules and regulations of the New York Board of Fire Underwriters or any similar body arising out of Tenant's particular use of the Demised Premises which shall impose any violation, order or duty upon Landlord or Tenant with respect to Tenant's particular use of the Demised Premises (in which event Tenant shall effect such compliance at its sole cost and expense) or the Building (in which event, notwithstanding anything herein to the contrary, Landlord shall effect such compliance but Tenant shall promptly pay to Landlord Tenant's share, as defined in Paragraph 42(A) (iv), of the cost thereof).

46.   INDEMNITY-LIABILITY INSURANCE:

                         (A) Tenant  covenants  and agrees to indemnify and save
Landlord harmless from and against any and all claims arising during the term of this lease for damages or injuries to goods, wares, merchandise and property and/or for any personal injury or loss of life in, upon or about the Demised Premises, except such claims as may be the result of the gross negligence of Landlord, its agents, employees or contractors.

                         (B) Tenant  further  covenants  and agrees to indemnify
Landlord against the cost of any actual, documented increase in Landlord's insurance rates resulting from Tenant's use or manner of use of the Demised
Premises.  Tenant shall reimburse  Landlord for any such increase within fifteen
(15) days after Landlord bills Tenant therefor.

                         (C)  Tenant  covenants  to  provide  on or  before  the
commencement of the term hereof and to keep in force during the term hereof for the benefit of Landlord and Tenant a comprehensive policy of liability insurance protecting Landlord and Tenant against any liability whatsoever occasioned by accident on or about the Demised Premises or any appurtenances thereto. Such policy is to be written by good and solvent insurance companies satisfactory to Landlord of at least a Best's Rating of "A+" or better, and the amounts of liability thereunder shall not be less than the amount of $4,000,000 in respect of any one person, in the amount of $8,000,000 in respect of any one accident, and in the amount of $2,000,000 in respect of property damage. The aforesaid insurance policy or a certificate evidencing such insurance shall name Landlord and Landlord's managing agent, Landlord's mortgagee and other designees as "additional insureds" under such policy and said policy shall be delivered to Landlord upon Tenant's execution of this Lease. Prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to the expiration of any such policy, Tenant agrees to deliver to Landlord either a duplicate original of the aforesaid policy or a certificate evidencing such insurance and meeting the requirements of this Article, provided said certificate contains an endorsement that such insurance may not be canceled or modified except upon thirty (30) days prior written notice to Landlord, together with evidence of payment for the policy. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder, entitling Landlord to exercise any or all of the remedies as provided in this ease in the event of Tenant's default.

47. ASSIGNMENT, SUBLETTING, MORTGAGING:

                         (A)  Tenant will not by operation of law or otherwise,
assign, mortgage or encumber this Lease, not sublet or permit the Demised Premises or any part thereof to be used by others, without Landlord's prior express written consent in each instance. Subject to the provisions of Paragraph
(47)(B)(vii) hereinbelow, any transfer, by operation of law or otherwise, of Tenant's interest in this Lease (in whole or in part) or of a fifty (50%) percent or greater interest in Tenant (whether stock, partnership interest or otherwise) shall be deemed an assignment of this Lease within the meaning of this Article. (The issuance of shares of stock to other than the existing shareholders shall be deemed to be a transfer of such stock for the purposes of this Article.) Subject to the provisions of Paragraph (47)(B)(vii) hereinbelow, if there has been a previous transfer of less than a fifty (50%) percent interest in Tenant during the term of this Lease, any other transfer of an interest in Tenant which would then result in an aggregate transfer of greater than a fifty (50%) percent interest in Tenant shall be deemed an assignment of Tenant's interest in this Lease within the meaning of this Article.

                         (B) (i) In the event that  Tenant  shall at any time or
times during the term of this Lease desire to assign this Lease or sublet all or any part of the Demised Premises, Tenant shall give notice (the
"Assignment/Sublet Notice") thereof to Landlord, which notice shall be accompanied by (a) at Tenant's option, either a conformed or photostatic copy of the proposed assignment or sublease agreement (provided, however that such proposed assignment or sublease agreement need not be in executed form if accompanied by a writing signed by Tenant and the proposed assignee or sublessee indicating their intent to enter into the proposed assignment or sublease upon Landlord consenting thereto), or a copy of a letter of intent (the "Letter of Intent") executed by or on behalf of Tenant and the proposed assignee or subtenant setting forth the material business terms of the proposed assignment or sublease, in either event, the effective or commencement date of which shall be at least fifteen (15) business days after the giving of such notice, (b) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Demised Premises, (c) current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial report or statement (if same exists, and if not, the equivalent information in a form reasonably satisfactory to Landlord), and (d) such other information as Landlord may reasonably request. Such notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord's designee) may, at its option:
(i) terminate this Lease (if the proposed transaction is an assignment or sublease of all or substantially all of the Demised Premises), or (ii) terminate this Lease with respect to the space covered by the proposed sublease (if the proposed transaction is a sublease of part of the Demised Premises for all or substantially all of the remainder of the term of this Lease, i.e., the term of which expires during the final eighteen (18) months prior to the Expiration
Date). For purposes of this paragraph, "substantially all of the Demised Premises" shall mean more than seventy (70%) percent thereof. Said options may be exercised by Landlord by notice to Tenant at any time within fifteen (15) business days after Landlord's receipt of the Assignment/Sublet Notice, together with all other documentation and information required pursuant to this paragraph to be given by Tenant to Landlord ("Recapture Period"); and during such Recapture Period Tenant shall not assign this Lease or sublet such space to any person. Following the expiration of the Recapture Period, Tenant shall have thirty (30) days to submit to Landlord Tenant's written request for Landlord's consent to a proposed assignment or sublease on the same terms and conditions as were contained in the proposed assignment or sublease or the Letter of Intent, which was previously submitted to Landlord pursuant to this Section, whichever is applicable. In the event that Tenant fails to submit such written request for

Landlord's consent as set forth in the preceding sentence within such 30 day period, then in connection for with any request for Landlord's consent to such proposed assignment of this Lease or proposed subletting of the Demised Premises or any portion thereof submitted after such 30 day period, Tenant will be required to comply with all of the requirements of this paragraph and Landlord shall have all the options under this paragraph.

                         (ii) If Landlord exercises its option to terminate this
Lease in the event that Tenant desires either to assign this Lease or to sublet all or substantially all of the Demised Premises, then this Lease shall end and expire upon the date that such assignment or subletting was to be effective or to commence, as the case may be, and the Minimum Rent and Additional Rent shall be paid and apportioned to such date. If Landlord exercises its option to terminate this Lease as to a portion of the Demised Premises in the event that Tenant desires to sublet a portion of the Demised Premises, then this Lease, with respect to the portion of the Demised Premises affected by such subletting, shall end and expire upon the date that such subletting was to commence, the Minimum Rent payable hereunder and the Additional Rent payable pursuant to this Lease hereof shall be adjusted in proportion to the portion of the Demised Premises affected by such termination and Tenant shall at its sole cost and expense (and prior to the effective date of said sublease) erect such demising walls as are necessary to separate the terminated portion of the Demised Premises from the remainder of the Demised Premises and to provide access thereto.

                         (iii)  In the  event  that  Tenant  complies  with  the
provisions of this subparagraph of this Article and Landlord does not exercise an option provided to it thereunder within the time provided therefor, and provided that Tenant is not in default of any of Tenant's obligations under this Lease, Landlord's consent (which must be in writing and in form reasonably satisfactory to Landlord) to the proposed assignment of this lease or subletting of a portion or all of the Demised Premises shall not be unreasonably withheld or delayed, provided the following conditions have been satisfied:

                         (1)     in Landlord's reasonable judgment, the proposed
assignee or subtenant is engaged in such a business , and the Demised Premises will be used in such a manner, that: (x) is limited to the use expressly permitted under this Lease; and (y) will not violate any negative covenant as to use contained in any other Lease of space in the Building about which Tenant has been informed following its request to Landlord for such information;

                         (2)     the proposed assignee or subtenant is a
reputable  person  of  good  character  and  with  sufficient   financial  worth
considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

                         (3)     the proposed assignee or sublessee is not then
an occupant of any part of the Building who is seeking to relocate to the Demised Premises (or any portion thereof) from any other space in the Building;

                         (4)     the proposed assignee or sublessee is not a
personwith  whom Landlord is then, or shall have been during the previous twelve
(12) month period, negotiating to lease space in the Building;

                         (5) Tenant  shall have  submitted  to  Landlord a fully
executed counterpart of the proposed assignment or the proposed sublease, as the case may be, and the form of the same shall be reasonably satisfactory to Landlord and shall comply with the applicable provisions of this Article;

                         (6)  The  rental  rate  to  be  paid  by  the  proposed
subtenant is not less than the then current rental rate being charged by Landlord under leases being entered into for comparable space in the Building, and the other terms and conditions of the sublease are the same as those contained in the proposed sublease furnished to Landlord pursuant to paragraph
(b) of this Article;

                         (7)     Tenant shall reimburse Landlord on demand for
an costs that may be incurred by Landlord in connection with said agreement or sublease, including the costs of making investigations as to the acceptability of the proposed assignee or subtenant and the reasonable legal costs incurred in connection with the granting of any requested consent;

                         (8) Tenant shall not have (a)  advertised or publicized
in any way the availability of the Demised Premises without prior notice to, and approval by, Landlord, which approval Landlord agrees not to unreasonably withhold, nor shall any advertisement state the name (as distinguished from the address) of the Building, or (b) listed the Demised Premises for subletting or assignment, with a broker, agent or representative or otherwise, at a proposed rental less than the Minimum Rent and Additional Rent at which Landlord is then offering to Lease other space in the Building;

                         (9) the sublease  shall  not  provide  for an option on
behalf of the subtenant thereunder to extend or renew the term of such sublease and shall also not grant to subtenant any space option or other option set forth in this Lease (which option(s) is (are) only granted to the original Tenant hereunder);

                         (10)    such subletter shall not result in there being
more than three (3) occupants of the Demised Premises in the 19th floor portion of the Demised Premises (inclusive of Tenant) and two (2) occupants in the 20th floor portion of the Demised Premises (inclusive of Tenant); and

                         (11) the proposed  assignee or  subtenant  shall not be
(i) a government or any subdivision or agency thereof, (ii) a school, college, university or educational institution of any type, whether for profit or nonprofit, (iii) an employment agency, or (iv) a provider of medical services of any kind.

                           (iv) Each  subletting  pursuant to this Article shall
be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such subletting and/or acceptance of Minimum Rent or Additional Rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment of the Minimum Rent and Additional Rent due, and to become due, hereunder, for the performance of all of the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and for all acts and omissions of any licensee, subtenant, or any other person claiming under or through any subtenant that shall be in violation of any of the obligations of this Lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that, notwithstanding any such subletting, no other and further subletting of the Demised Premises by Tenant, or any person claiming through or under Tenant shall, or will be, made, except upon compliance with, and subject to, the provisions of this Article.

                         (v) Any  assignment or transfer  shall be made only if,
and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement, in form and substance reasonably satisfactory to Landlord, whereby the assignee shall assume all of the obligations of this Lease on the part of Tenant to be performed or observed and which accrue on and after the effective date of the assignment and whereby the assignee shall agree that the provisions contained in paragraph (a) shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers.

                         (vi)  If  Landlord   shall  give  its  consent  to  any
assignment of this Lease or to any sublease, Tenant shall, in consideration therefor, pay to Landlord, as Additional Rent:

                          (a) in the case of an assignment, an amount equal to fifty (50%) percent of all sums and other consideration payable to Tenant by the assignee for, or by reason of, such assignment, including, without limitation, all sums payable for the sale of Tenant's fixtures, Leasehold improvements, equipment, furniture, furnishings, or other personal property (collectively, the "Tenant's Property"), after deducting therefrom "Tenant's Costs" (as defined below); and

                          (b) in the case of a sublease, fifty (50%) percent of any rents, additional charges, or other consideration payable under the sublease by the subtenant to Tenant that are in excess of the Minimum Rent and Additional Rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof, including, without limitation, all sums paid for the sale or rental of Tenant's Property, after deducting therefrom Tenant's Costs.

                         For purposes  hereof,  the term "Tenant's  Costs" shall
mean:

                         (i) the  amount of any  customary   and   reasonable
                         brokerage fees or commissions actually paid to a broker as a result of any assignment or subletting by Tenant hereunder;

                         (ii)reasonable advertising expenses and reasonable attorneys' fees directly related to the assignment of this Lease or the subletting of the space; and

                         (iii) the then unamortized or undepreciated cost of Tenant's Property determined on the basis of Tenant's as-filed federal tax returns.

                         The sums payable under this paragraph (vi) shall be
paid to Landlord as and when payable by the subtenant to Tenant.

                         (vii) If Tenant (or any subtenant) is a corporation,
the provisions of subparagraph (A) of this Article shall apply to a transfer (however accomplished, whether in a single transaction or in a series of related or unrelated transactions) of stock (or any other mechanism such as, by way of example, the issuance of additional stock, a stock voting agreement or change in class (es) of stock) which results in a change of control of Tenant (or such subtenant) as if such transfer of stock (or other mechanism) which results in a change of control of Tenant (or such subtenant) were an assignment of this

Lease, and if Tenant (or such subtenant) is a partnership, limited liability company or joint venture, said provisions shall apply with respect to a transfer (by one or more transfers) of an interest in the distributions of profits and losses of such partnership, joint venture or limited liability company (or other mechanism, such as, by way of example, the creation of additional general partnership or limited partnership interests or limited liability company interests) which results in a change of control of such partnership or joint venture or limited liability company, as if such transfer of an interest in the distributions of profits and losses of such partnership or joint venture or limited liability company which results in a change of control of such partnership or joint venture or limited liability company were an assignment of this Lease; but the provisions of subparagraph 47 (A) and 47 (B) (i), (ii),
(iii) and (vi) of this Article shall not apply and Landlord's consent shall not be required therefor for transactions with (u) a corporation into or with which Tenant is merged or consolidated, (v) a corporation, partnership or other entity to which substantially all of Tenant's assets are transferred, (w) any corporation which controls or is controlled by Tenant or is under common control with Tenant, (x) any person, persons, entity or entities to whom a controlling block of Tenant's stock is transferred, (y) an existing shareholder or shareholders, or (z) a trust established by or for the benefit of existing shareholder or shareholders, provided that in any of such events (i) the Tenant hereunder immediately after such transfer is a reputable entity of good character and has a net worth computed in accordance with generally accepted accounting principles at least equal to the "Minimum Net Worth" (as defined below), (ii) proof reasonably satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction, (iii) in the event that the Tenant hereunder immediately after such transfer is other than the Tenant herein named, a duplicate original instrument of assignment in form and substance reasonably satisfactory to Landlord, duly executed by Tenant, shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction, (iv) in the event that the Tenant hereunder immediately after such transfer is other than the Tenant herein named (a "New Tenant"), an instrument in form and substance reasonably satisfactory to Landlord, duly executed by such New Tenant, in which such New Tenant assumes (as of the Commencement Date) observance and performance of, and agrees to be personally bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be performed and observed shall have been dclivcrcd to Landlord at least ten (10) days prior to the effective date of any such transaction, and (v) such merger, consolidation or transfer shall be for a good business purpose with a view toward continuing Tenants business as an on-going concern and not principally for the purpose of transferring this Lease. For purposes of this subparagraph
(vii), the term "control" shall mean, in the case of a corporation, ownership or voting control, directly or indirectly, of more than fifty percent (50%) of all the voting stock, and in case of a joint venture or partnership or similar entity, ownership, directly or indirectly, of more than fifty percent (50%) of all the general or other partnership (or similar) interests therein. Any agreement pursuant to which (x) Tenant is relieved from the obligation to pay all or a part of Minimum Rent or Additional Rent under this Lease, and (y) a third party undertakes or is granted any right to assign or attempt to assign this Lease or sublet or attempt to sublet all or any portion of the Demised Premises, shall be deemed an assignment of this Lease and subject to the provisions of this Article, including, without limitation, subparagraph (A) hereof For purposes of this subparagraph, the term "Minimum Net Worth" shall mean the greater of (i) the average net worth of Tenant for the twelve (12) month period which immediately precedes such transfer or (ii) Tenant's net worth as of the date hereof. Notwithstanding anything to the contrary contained herein, the transfer of stock to any family member or members of the shareholders of Tenant who as of the date hereof own a minimum of fifty-one (51%) percent of the outstanding shares of Tenant (the "Major Shareholders"), or to any trust established for the benefit of one or more of the family members of the Major Shareholders shall not in any event be treated as an assignment of this Lease and Landlord's consent shall not be re4uired therefor but at least 10 business days prior written notice of such stock transfer shall be delivered to the Landlord and a copy of the relevant trust documentation and/or estate planning instruments shall be delivered to Landlord at least 10 business days prior to the effective date of such stock transfer.

                         (C) Each permitted  assignee shall assume and be deemed
to have assumed this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the Minimum Rent and Additional Rent and for the due performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this Lease and accruing from and after the effective date of the assignment and any renewals and modifications hereof. No assignment shall be binding on Landlord unless, as hereinbefore provided, such assignee or Tenant shall deliver to Landlord a duplicate original of the instrument of assignment which contains a covenant of assumption by the assignee of all of the obligations aforesaid and shall obtain from Landlord the aforesaid written consent prior thereto. Any assignment, sublease or agreement permitting the use and occupancy of the premises to which Landlord shall not have expressly consented in writing shall be deemed null and void and of no force or effect.

                         (D) Tenant agrees that  notwithstanding  any subletting
or assignment permitted by Landlord, no other and further subletting of the Demised Premises by Tenant or any person or entity claiming through or under Tenant shall or will be made except upon compliance with and subject to the provisions of this Article.

48. TENANT'S CERTIFICATE: Tenant shall, without charge at any time and from time to time, within fifteen (15) days after request by Landlord, certify by written instrument, duly executed, acknowledged and delivered and given with the express knowledge that any party may rely on the information set forth in said instrument, to any mortgagee, assignee of any mortgage or to any purchaser, or any proposed mortgagee, assignee of any mortgage or purchaser, or any other person, firm or corporation specified by Landlord:

                         (A) that this Lease is unmodified and in full force and
effect (or, if there has been modification, that the Lease is in full force and effect as modified and stating the modifications) and that both the Landlord and the Tenant are not then in default under this Lease (or, if there has been a default, stating the default(s), if any);

                         (B) whether or not there are then existing any set offs
or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof upon the part of Tenant to be performed or complied with (and, if so, specifying the same); and

                         (C) the dates, if any, to which the rental,  additional
rental and other charges hereunder have been paid in advance, and stating the rental, additional rent and other charges provided for in the Lease;

                         (D) the  commencement  date and expiration  date of the
Lease;

                         (E)  whether  or not any rental has been paid more than
30 days before the due date, and whether or not the Tenant has any unsatisfied claim against Landlord;

                         (F) the security  deposit (if any)  deposited by Tenant
under the Lease;

                         (G)  whether  any   actions,   whether   voluntary   or
otherwise, are pending against the Tenant under the bankruptcy laws of the United States or any state thereof; and

                         (H)  whether  the  Tenant  has any  option  to renew or
expand the term of the Lease or the leased premises, as the case may be, and whether the Tenant has any right of first refusal to purchase (or lease) the Demised Premises or any part thereof or the Building in which the Demised Premises are located.

                          In the event that Tenant fails to deliver to Landlord
the aforesaid certificate within the time period described hereinabove, then at Landlord's sole option same shall be deemed a material default by Tenant under this Lease, Tenant shall be deemed to have unconditionally waived (and shall be estopped from raising) any and all alleged defenses or alleged Lease defaults allegedly committed by Landlord which it may have otherwise claimed or maintained in such estoppel certificate and Tenant shall also be deemed to have unconditionally assented to and affirmed any and all provisions set forth in the estoppel certificate as same may have been prepared by the Landlord. In addition to the foregoing, Landlord reserves the right to exercise any further rights or remedies available to it under the Lease, at law or equity by reason of Tenant's material default hereunder.

                         Landlord agrees, on fifteen (15) business days prior
written notice from Tenant, to deliver an estoppel letter certifying (to the best knowledge of Landlord) as to the foregoing information relating to this Lease as reasonably requested by Tenant when same is requested by Tenant in connection with a desire to assign the Lease or sublet the Demised Premises.

49. EXCULPATORY CLAUSE: If Landlord shall be an individual, joint venture, limited liability company, tenancy-in-common, co-partnership, unincorporated association, or other unincorporated aggregate of individuals and/or entities, 6r a corporation, Tenant shall look only to such Landlord's estate and property in the Building and, where expressly so provided in this Lease, to offset against the rents payable under this Lease, for the satisfaction of Tenant's remedies for the collection ofajudgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of such Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Demised Premises. Landlord represents that it is currently the fee owner of the Building.

50. BROKER: Tenant covenants, warrants and represents that there was no broker instrumental in consummating this lease other than Jones Lang LaSalle, Frederic
P. Green & Company, Inc. and Sutton & Edwards, Inc. (collectively, the "Broker"), and no conversations or negotiations were had with any other broker concerning the renting of the Demised Premises. Tenant and Landlord agree to indemnify, defend and hold and save the other harmless against any and all liability from any claims of any broker (other than the Broker) who claims to have dealt with the other party (including, without limitation, the cost of counsel fees in connection with the defense of any such claims in connection with the renting of the Demised Premises). Landlord shall pay the commission due Broker pursuant to separate written agreement.

51. CONFLICT OF TERMS: In the event any term, covenant, condition or agreement contained in this rider to the Lease shall conflict or be inconsistent with any term, covenant, condition or agreement contained in the printed portion of this Lease, then the parties agree that the rider provision shall prevail.

52.  TENANTS  REMEDIES:  With  respect  to any  provision  of this  Lease  which provides, in effect, that Landlord shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant in no event, shall be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages; nor shall Tenant claim any money damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval; but Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

53. NO EXCESSIVE NOISE: Tenant agrees that it will use the Demised Premises and will perform all work required or permitted hereunder in such a manner so as not to create any excessive noise which disturbs any of the other tenants of the Building or persons occupying adjacent and neighboring premises.

54. LABOR REGULATIONS: Tenant covenants and agrees that prior to and throughout the demised term, it shall not take any action which would violate Landlord's union contract, if any, affecting the Building, nor create any work stoppage, picketing, labor disruption or dispute, or any interference with the business of the Landlord or any other tenant or occupant in the Building or with the rights and privileges of any person(s) lawfully in said Building, nor cause any impairment or reduction of the good name of the Building. Any default by Tenant under this Article shall be deemed a material default entitling Landlord to exercise any or all of the remedies as provided in this Lease.

55. CONTROL OF TENANT: If the Tenant is a corporation (other than one whose shares are regularly and publicly traded on a recognized stock exchange), partnership or other entity other than an individual, Tenant represents that the ownership and power to vote the majority of its entire outstanding capital stock or other controlling interest (collectively "Controlling Interest") belongs to and is vested in the person(s) executing this Lease or members of his or their immediate family.

56. ADDENDUM TO ARTICLE 22: If Tenant shall default in surrendering the Demised Premises upon the expiration or termination of the term, Tenant's occupancy subsequent to such expiration or termination, whether or not with the consent or acquiescence of Landlord, shall be deemed to be that of a tenancy at will and in no event from month-to-month or from year-to-year, and it shall be subject to all the terms, covenants and conditions of this lease applicable thereto, except the Minimum Rent and Additional Rent shall be 175% of the amount payable in the last year of the term, and no extension or renewal of this Lease shall be deemed to have occurred by such holding over.

57.   ADDENDUM TO ARTICLE 18:

                         Should Tenant fail to pay within ten (10) days of when
due any installments of Minimum Rent, Additional Rent, or any other sum payable to Landlord under the terms of this Lease, then a late charge in the amount of $0.075 per $1.00 due shall be added to the sum due and shall be deemed Additional Rent hereunder. If Tenant shall issue a check to Landlord which is returnable unpaid for any reason, Tenant shall pay Landlord an additional charge of $100.00 for Landlord's expenses in connection therewith. If Tenant shall default (i) in the timely (10 days) payment of Fixed Rent or Additional Rent for any two (2) consecutive months or for a total of three (3) months in any period of twelve (12) months then, notwithstanding, that such defaults shall have each been cured within the applicable period, if any, any further similar default shall be deemed to be deliberate and Landlord thereafter may serve Tenant with a three (3) days' notice of termination without affording to Tenant an opportunity to cure such further default at which time the term of this Lease shall terminate as if that day were the Expiration Date.

58. ENTIRE AGREEMENT: No earlier statement or prior written matter shall have any force or effect. Tenant agrees that it is not relying on any representations or agreements other than those contained in this Lease. This agreement shall not be modified or canceled except by writing subscribed by all parties.

59. SAVING PROVISION: If any provision of this Lease, or its application to any situation shall be invalid or unenforceable to any extent, the remainder of this Lease, or the application thereof to situations other than that as to which it is invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

60. LEASE NOT BINDING UNLESS EXECUTED: Submission by Landlord of the within Lease for execution by Tenant shall confer no rights nor impose any obligations on either party unless and until both Landlord and Tenant shall have executed this Lease and duplicate originals thereof shall have been delivered to the respective parties.

61. HEATING. VENTILATION AND AIR-CONDITIONING: OVERTIME AIR CONDITIONING AND OTHER SERVICES SERVICES: AND SUPPLEMENTARY AIR-CONDITIONING UNIT:

                         (A)  Landlord  shall  deliver the  Demised  Premises to
Tenant with  properly  functioning  heating,  ventilation  and  air-conditioning
("HVAC") of sufficient capacity to service the Demised Premises for normal office use.

                         (B) Tenant  acknowledges  that the Unit  servicing  the
Demised Premises may be connected to the Building's cooling tower which is in operation during normal working hours on normal weekdays only. There shall be no charge to Tenant for the furnishing of any necessary HVAC or Building engineering services to the Demised Premises from 8:00 a.m. to 6:00 p.m. Mondays through Fridays, holidays excepted and for the furnishing of freight elevator facilities to the Demised Premises from 8:00 a.m. to 5:00 p.m. Mondays through Fridays, holidays excepted. However, the Minimum Rent does not reflect or include any charge to Tenant for the furnishing of any such freight elevator facilities, Building engineering services or HVAC to the Demised Premises during any other periods ("Overtime Periods"); provided, however, that Landlord shall not charge Tenant for freight elevator service provided to Tenant during six (6) continuous, uninterrupted hours during Overtime Periods occurring during Tenant's initial move-in. Accordingly, if Landlord furnishes any such freight elevator facilities, Building engineer's services or HVAC to the Demised Premises at the request of Tenant during Overtime Periods, Tenant shall pay Landlord Additional Rent for such services at the standard rates then fixed by Landlord for the Building or if no such rates are then fixed, at comparable rates then being charged by first-class office buildings in the lower Manhattan vicinity. Landlord's current rate for air conditioning during Overtime Periods is $440 per hour per Building floor, Landlord's current rate for freight elevator service during Overtime Periods is $100 per hour and the Landlord's current rate for Building engineer's service during Overtime Periods is $125 per hour, provided, however, that Tenant acknowledges that such rates may change in the Building as Landlord determines in its sole discretion. Landlord shall not be required to furnish any such services during any Overtime Periods unless Tenant shall notify Landlord in writing of its requirement for services prior to 12:00 p.m. of the day before which such services are requested or by 12:00p.m.

of the last preceding Business Day if such Overtime Periods are to occur on a day other than a Business Day. If Tenant fails to give Landlord such advance notice, then failure by Landlord to furnish or distribute any such services during such Overtime Periods shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rental, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise. For purposes of this Lease, "Business Day" shall mean any day, excluding Saturdays, Sundays and all days observed as holidays by the State of New York, the federal government or the labor unions servicing the Building.

                    (C) SUPPLEMENTARY AIR-CONDITION1NG UNIT:

     Tenant may at its sole cost and expense (and same may constitute a portion of Tenant's Initial Installation, Tenant's Costs and the Landlord's Contribution) install a Building-standard supplementary airconditioning unit utilizing up to two (2) windows in the window louvre located at the northeast corner of each of the 19k" and 20t!~ floors of the Building facing the northeast corner of Dey Street in the locations shown on Exhibit "A" annexed hereto and made a part hereof (the "Supplementary Unit") provided same always complies with any and all applicable law and the provisions of this Lease and further satisfies the following conditions: (a) same may not be installed on the roof of the Building and same may only be an air-cooled unit, (b) the electricity used in connection with the usage of the Supplementary Unit shall be measured by a submeter and shall be paid by Tenant in accordance with Article 41 of this Lease and (c) the installation of same shall not exceed the capacity of any of the electrical conductors and facilities in or otherwise serving the Demised Premises and the Building. The Supplementary Unit shall be maintained by Tenant at its sole cost and expense. Tenant hereby indemnifies and holds Landlord harmless for any and all damage to the Building caused by the installation and maintenance of the aforesaid Supplemental Unit except if same was proximately caused by the gross negligence or wrongful acts of Landlord or that of its agents, contractors or employees. Tenant will obtain insurance as required under
Article 46 of this Lease to protect Landlord against any damage by reason of the foregoing, and will deliver insurance certificates naming Landlord and any of its designees as additional insureds under such policy prior to commencing installation.

62. WAIVER OF JURY TRIAL AND RIGHT TO COUNTERCLAIM. Tenant hereby waives all right to trial by jury in any summary or other action, proceeding or counterclaim arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, the Demised Premises and the use and occupancy thereof any claim of injury or damages, and any emergency statutory or other statutory remedy. Tenant also hereby waives all right to assert or interpose any noncompulsory counterclaim in any summary proceeding or other action or proceeding to recover or obtain possession of the Demised Premises unless such waiver would result in Tenant's loss of the right to bring such claim in a separate proceeding.

63. INJUNCTIVE RELIEF: In the event of a breach or threatened breach by Tenant of any of the covenants or provisions of this Lease, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, at law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant's being evicted or dispossessed, or in the event of Landlord's obtaining possession of the Demised Premises by reason of Tenant's violation of the provisions of this Lease. Tenant further agrees that it shall not interpose any counterclaim or counterclaims in a summary proceeding or in any other action or proceeding to evict the Tenant or otherwise recover possession of the Demised Premises and Tenant hereby waives the right to interpose any noncompulsory counterclaim or noncompulsory counterclaims in any such proceeding(s).

64. RECORDATION: Tenant covenants not to place this Lease on record or to record this Lease without the prior written consent of Landlord. At the request of Landlord, Tenant will execute a memorandum of lease for recording purposes containing references to such provisions of this Lease as Landlord, in its sole discretion, shall deem necessary.

65. ATTORNEYS' FEES: Tenant agrees to pay Landlord upon demand, as an Additional Rental, a sum equal to all costs and expenses (including reasonable attorneys' fees, costs of investigation and disbursements) incurred by Landlord in enforcing any or all of its rights hereunder, specifically including the cost of collecting sums due, whether or not an action or proceeding is commenced, or levying and collecting on any judgment or arbitration award in Landlord's favor.

66. FORCE MAJEURE: In the event that either party hereto shall be delayed or hindered in or prevented from the performance or any act required hereunder other than Tenant's obligation to pay rent by reason of strikes, lockouts, labor troubles, failure of power, riots, insurrection, war or other reason of like nature not the fault of the party delayed in performing work or doing acts, such party shall be excused for the period of delay. The period of performance of any such act shall then be extended for the period of such delay.

67. ELECTRICITY AND HEAT: Landlord shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service, gas service or other utility is changed or is no longer available or suitable for Tenant's requirements. Tenant's use of electric current or other utilities in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors, facilities and other systems in or otherwise serving the Demised Premises.

68. SECURITY:

                         (A) (i) Tenant has deposited with Landlord the sum of
$585,620.00 upon the execution of this Lease, as security for the performance by Tenant of all of the terms, covenants and conditions of this Lease on Tenant's part to be performed. The security deposit shall be deposited in Landlord's regular banking institution which it uses for deposits for the Building. Landlord shall have the right, without notice to Tenant, and regardless of the exercise of any other remedy Landlord may have by reason of a default, to apply any part of said deposit to cure any default of Tenant, and, if Landlord does so, Tenant shall upon demand deposit with Landlord the amount so applied so that Landlord shall have the full amount of the security ($585,620.00) at all times during the term of this Lease. If Tenant shall fail to make such deposit, Landlord shall have the same remedies for such failure as Landlord has for a default in the payment of Minimum Rent. In the event of an assignment or transfer of the leasehold estate under the Lease, (a) Landlord shall have the right to transfer the security to the assignee, (b) Landlord shall thereupon be automatically released by Tenant from all liability for the return of such security, and (c) Tenant shall look solely to the assignee for the return of said security, and the foregoing provisions of this sentence shall apply to every transfer made of the security to a new assignee of Landlord's interest in the Lease. The security deposited under this Lease shall not be assigned or encumbered by Tenant without the prior consent of Landlord, and any such assignment or encumbrance shall be void. Landlord and Tenant acknowledge and agree that any cash security in the actual physical possession of the Landlord shall be deposited in an interest-bearing account of a type which is standard and customary for security deposits in the industry, and any interest earned thereon shall accrue and be added to the security deposited hereunder. The parties agree that Landlord shall be entitled to deduct from the interest on the security a 1% fee for the administrative costs incurred in holding said security in an interest-bearing account.

                         (ii) On or about April 1,2004, provided that this Lease
remains in full force and effect, and the Tenant named herein remains in possession of the Demised Premises and is not then in default under this Lease after the expiration of any grace or cure period expressly provided for in this Lease, the Landlord acknowledges that upon Tenant's written request thereto it shall return to Tenant a portion of the cash security deposit held by Landlord in the amount of an equivalent of three (3) months of the initial Minimum Rent under this Lease payable during the first Lease Year. Landlord shall remit a check to Tenant for this sum within 30 days of Tenant's written request to Landlord if same is due pursuant to the provisions of this Article.

                         (iii) On or about  April  1,2006,  provided  that  this
Lease remains in full force and effect, and the Tenant named herein remains in possession of the Demised Premises and is not then in default under this Lease after the expiration of any grace or cure period expressly provided for in this Lease, the Landlord acknowledges that upon Tenant's written request thereto it shall return to Tenant a portion of the cash security deposit held by Landlord in the amount of an equivalent of three (3) months of the initial Minimum Rent under this Lease payable during the first Lease Year. Landlord shall remit a check to Tenant for this sum within 30 days of Tenant's written request to Landlord if same is due pursuant to the provisions of this Article.

                         (iv) In the  event  that a Letter  of  Credit  has been
delivered by Tenant to Landlord pursuant to subparagraph (B) herein below, any reduction in or return of security mandated by subparagraphs (A)(ii) and (iii) here in above may be implemented by Tenant delivering to the Landlord a replacement Letter of Credit in the reduced amount indicated in subparagraphs
(A)(ii) and (iii) hereinabove provided such replacement Letter of Credit is acceptable to the Landlord.

  [INFORMATION OMITTED]

to draw upon the existing Letter of Credit and to hold such sums for the balance of the Lease term as cash security for Tenant's performance under this Lease and
(ii) at Landlord's option, such failure shall be deemed to be a material default by Tenant under this Lease and Landlord shall have all of its remedies thereof under the Lease, at law and at equity. Tenant shall ensure that the foregoing sentence shall appear in bold" on the face of the letter of credit.

                         (ii) In the  event  Tenant  shall  default  during  the
period in which the Letter of Credit shall be in place after the expiration of any applicable grace periods expressly stated in this Lease, Landlord shall have the right, and regardless of the exercise of any other remedy Landlord may have by reason of a default, to immediately draw against the Letter of Credit to the extent necessary to cure the amount of any default and to apply any part of said Letter of Credit to the extent necessary to cure any default of Tenant, and, if Landlord does so, Tenant shall upon demand issue a new Letter of Credit in favor of Landlord in the face amount of the original amount so drawn down so that

Landlord shall at all times have the full amount of the Letter of Credit required under this Article during the entire term of this Lease. If Tenant shall fail to issue such new Letter of Credit, Landlord shall have the same remedies for such failure as Landlord has for a default in the payment of Minimum Rent. Landlord's right to draw on the Letter of Credit shall continue for so long as Tenant shall remain in default.

                         (iii) In the event of an  assignment or transfer by the
Landlord of the leasehold estate under the Lease, (a) Landlord shall have the right without any charge, cost, fee or expense charged to any party, to transfer or assign the Letter of Credit to the assignee by delivering to said assignee a blanket assignment of said Letter of Credit (using a form acceptable to Landlord in its sole discretion), (b) Landlord shall thereupon upon such transfer be automatically released by Tenant from all liability, if any, for the return of such Letter of Credit, and (c) Tenant shall look solely to the assignee for the return of said Letter of Credit, and the foregoing provisions of this sentence shall apply to every transfer made of the Letter of Credit to a new assignee of Landlord's interest in the Lease. The Letter of Credit issued under this Lease shall not be assigned or encumbered by Tenant or by the issuing bank without the prior consent of Landlord, and any such assignment or encumbrance shall be void.

                         (iv) The  Letter  of  Credit  may not be  automatically
self-reducing on its face, but may be replaced and reduced by Tenant to comply with the express provisions of subparagraphs (A) (ii) and (iii) hereinabove provided such replacement Letter of Credit is acceptable to the Landlord..

69. CLEANING: Landlord shall provide cleaning services for the Demised Premises in accordance with building standard specifications annexed hereto as Exhibit "C", at no extra cost to Tenant.

70. BUILDING DIRECTORY/SIGNAGE: Tenant shall have the right to display the number of individual names in the Building's Lobby Directory in the same proportion that the rentable space of the Demised Premises bears to the aggregate rentable space of the entire Building. Tenant may utilize its own graphics in implementing signage to be located at the entrance to the Demised Premises, subject to Landlord's prior written approval as to aesthetics and location (and subject, also, to the compliance by Tenant with applicable law and with all of the provisions of this Lease applicable thereto.)

71. BILLING BY LANDLORD: Any bill, invoice, statement or other notice rendered by the Landlord or any other party to the Tenant and which is not disputed or objected to by the Tenant within 60 days of the rendition of such bill, invoice, statement or other notice shall be deemed to be unconditionally approved and accepted by the Tenant. In the event that Landlord has been delayed in rendering or has failed to render any bill, invoice, statement or other notice to Tenant beyond the originally anticipated due date thereof, such delay or failure shall not prejudice any of Landlord's rights and no waiver of any rights of the Landlord shall have occurred or be deemed to have occurred as a result of any of Landlord's delay or failure as described herein above.

[INFORMATION OMITTED]

a demand under any Articles this Lease shall not in any way be denied to be a waiver of, or cause Landlord to forfeit or surrender its rights to collect, any Additional Rent which may have become due pursuant to any such Articles of this Lease during the term of this Lease. Tenant's liability for the Additional Rent due under any Articles of this Lease shall continue unabated during the remainder of the term of this Lease and shall survive the expiration or sooner termination of this Lease.

                         (B) In no event shall any  adjustment  of any  payments
payable by Tenant in accordance with the provisions of any Articles of this Lease result in a decrease in Minimum Rent nor shall any adjustment of any Additional Rent payable by Tenant pursuant to any provision of any Articles of this Lease result in a decrease in any other Additional Rent payable by Tenant pursuant to any other provisions of this Lease, it being agreed and understood that the payment of Additional Rent under any Articles of this Lease is an obligation supplemental to Tenant's obligations to pay Minimum Rent and any other Additional Rent pursuant to any other provision of this Lease.

                         (C) If a Tax Year or lease  year  shall  end  after the
expiration or termination of the term of this Lease, the Additional Rent payable by Tenant in respect thereof shall be prorated to correspond to that portion of such year occurring within the term of this Lease.

                         (D) (i) Landlord's  failure to render any Tax Statement
with respect to any Tax Year shall not prejudice Landlord's right to thereafter render a Tax Statement with respect thereto or with respect to any subsequent Tax Year, nor shall the rendering of a Tax Statement prejudice Landlord's right to thereafter render a corrected Tax Statement for that Tax Year, as the case may be. Nothing herein contained shall restrict Landlord from issuing a Tax Statement at any time there is an increase in Taxes during any Tax Year or any time thereafter.

                                  (ii)Each Tax Statement shall be conclusive and
binding upon Tenant unless (i) with respect to such Tax Statement, on or before sixty (60) days after the delivery by Landlord to Tenant of such statement, Tenant shall notify Landlord that it disputes the correctness of such Tax Statement, specifying the particular respects in which such Tax Statement is claimed to be incorrect. Pending the determination of such dispute, Tenant shall pay any disputed portion of the relevant Tax Payment to the Landlord (as and when otherwise payable to the Landlord under the appropriate Article of this Lease) and Tenant shall pay any undisputed portion of the relevant Tax Payment in accordance with the applicable Tax Statement (and Landlord shall refund or credit any overpayment by Tenant following the determination of such dispute).

73. INTEREST: If any sums of money or charges required to be paid by Tenant under this Lease, including but not limited to Minimum Rent and Additional Rent payable by Tenant hereunder, are not paid at the time provided in the Lease, they shall nevertheless, if not paid when due, bear interest from the due date thereof to the date of payment at the highest rate allowed by law to be charged the Tenant.

74. LEGAL RENT RESTRICTIONS:

                                  If any of the rents payable under the terms of
this Lease shall be or become uncollectible, reduced or required to be refunded because of any applicable law, ordinances, order, rule, requirement or regulation, Tenant shall enter into such agreement(s) and take such other steps (without additional expense to Tenant) as Landlord may request and as may be legally permissible to permit Landlord to collect the maximum rents which from time to time during the continuance of such legal rent restriction may be legally permissible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction, (a) the rents shall become and thereafter be payable in accordance with the amounts reserved herein for the periods following such termination and (b) Tenant shall pay to Landlord, to the maximum extent legally permissible, an amount equal to (i) the rents which would have

(INFORMATION OMITTED)

and tenant further agrees to execute any modification of this Lease requested by Lender (provided such modification of Lease does not serve to alter the material business terms of this Lease). The reasonable cost of obtaining any nondisturbance agreement in favor of Tenant, including, without limitation, any reasonable attorneys fees and costs of said lender, shall be borne solely by the Tenant.


76.   TEMPORARY LICENSE SPACE ON THE 11th FLOOR OF THE BUILDIN

                         (A)  Landlord   hereby   grants  to  Tenant  a  license
("License") to use and occupy certain rentable space located on the 11th floor of the Building as described on Exhibit "D" annexed hereto and made a part hereof which the parties agree measures 5,863 rentable square feet (the "License Premises") for the period (the "License Period") commencing from the earlier of
(i) the date Tenant commences its business operations in the License Premises or
(ii) September 1, 1999, and through and including December31, 1999 (as so extended pursuant to the notice required in subparagraph (B) herein below, the "License Termination Date"). The License Premises shall be accepted in its present "as is" condition and Landlord shall have no obligation to do any work to prepare the License Premises for Tenant's occupancy. Tenant shall pay to Landlord a monthly licensee fee ("License Fee") for the License Premises in the amount of $7,328.75 per month commencing on the first day of the License Period and on the first day of each month during the License Period through the License Termination Date, Tenant shall occupy the License Premises during the License Period for the uses set forth in Article 38 hereof only and for no other purpose.

                         (B)  Tenant  hereby  agrees  that time  shall be of the
essence with respect to its obligations to vacate and surrender possession of the License Premises on the License Termination Date, and Tenant shall vacate and surrender possession of the License Premises in vacant, broom clean condition on the License Termination Date. Notwithstanding the foregoing, provided that Tenant notifies Landlord at least 30 days prior to the License Termination Date that it desires to remain in possession of the License Premises subsequent to the expiration of the License Termination Date, then Tenant shall pay a License Fee in the amount of $14,657.50 for the period from January 1, 2000 through January 31, 2000 and further a License Fee in the amount of$ 19,543.33 for the period from February 1,2000 through February 29, 2000. If Tenant fails to notify Landlord as aforesaid and Tenant remains in possession of the License Premises after the License Termination Date, then the foregoing fees shall also be due and payable and Tenant shall nevertheless be in default of this Article for failing to vacate and surrender the License Premises to Landlord on the License Termination Date.

                         (C) This  Paragraph does not and shall not be deemed to
constitute a lease or a conveyance of the License Premises by Landlord to Tenant or to confer upon Tenant any right, title, estate or interest in the License Premises. This Paragraph grants to Tenant a personal privilege to use and occupy the License Premises for the License Period on the terms and conditions set forth herein.

                         Except as may be otherwise expressly set forth herein
and except that Tenant shall not be required to pay Minimum Rent, electricity charges (except for electricity charges incurred for use of any supplementary airconditioning unit which may be located in the License Premises, and as to such usage Tenant shall pay electricity for same as provided for in Article 41 of this Lease), Tax Payments or Tenant's Operating Payments for the License and the License Premises, the provisions of this Lease shall apply to the License and the License Premises and shall be binding on Tenant and Landlord.

                         (D) Tenant  shall not  assign,  transfer  or  otherwise
encumber the License Premises or the License, nor shall Tenant permit or suffer any other person or entity to use or occupy all or any part of the License Premises.

                         (E) Tenant shall  indemnify and save harmless  Landlord
and its agents against arid from (i) any and all claims against Landlord of whatever nature arising from any act, omission or negligence of Tenant, its contractors, licensees, agents, servants, employees, invitees or visitors, (ii) all claims against Landlord arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the term of this License in or about the License Premises, (iii) all claims

(INFORMATION OMITTED)

                         (F)  Tenant represents that it has made a thorough
inspection of the License Premises and agrees to take same in its condition
"as is", as of the commencement of the License Period, and Landlord shall have no obligation to alter, improve, decorate or otherwise prepare the License Premises for Tenant's use and occupancy whatsoever. Tenant shall not make any alterations to the License Premises without the prior written approval of Landlord in each instance. Landlord hereby approves that Tenant may remove the three (3) walls marked with the letter "X", as indicated on Exhibit "D" (subject to compliance with all applicable law) and Tenant shall have no obligation to restore same at the expiration of the License Period. All such approved alterations shall be made by Tenant at its sole cost and expense, and Tenant shall comply in all respects with all the terms and conditions contained in the Lease with respect to alterations made by Tenant. All alterations, decorations, installations and improvements upon the License Premises shall be removed by Tenant at the expiration of the License Period and Tenant shall, at its sole cost and expense, restore the License Premises to their original condition as existed prior to the commencement of the License Period (except as hereinabove expressly set forth).

80 LAFAYETTE ASSOCIATES LLC

     /s/
By:___________________

Tennant
GAINES, BERLAND INC.

    /s/
By:___________________

[DIAGRAMS OMITTED]

(INFORMATION OMITTED)

not Landlord, is fully responsible to timely submit, and for the accuracy of, the Application, all documentation ancillary to the Application (e.g., lease abstract, statement of expenditures on improvements, statement of number of employees),and all documentation ancillary to the Abatement (e.g., statement that requirements have been met, annual Certificate of Continuing Use, notification of Tenant's vacating), and Tenant agrees to indemnify and hold Landlord and Landlord's agents harmless from cost, loss, damage and liability relating to the Abatement and the law covering the Abatement with respect to this Lease. Landlord's only obligation regarding the Abatement shall be to reasonably cooperate with Tenant at no cost or expense to Landlord, and Landlord shall not be required to join Tenant in executing the Application and all ancillary documentation if doing so would result in any cost, loss, damage or liability to Landlord or if Landlord has knowledge that the Application and all ancillary documentation are not accurately completed. Tenant acknowledges that
(i) Landlord makes no representation that this Lease or the Demised Premises covered by this Lease is eligible for the Abatement, (ii) Landlord makes no representation that the Abatement covering this Lease, if any, will be obtained (or once obtained that the Abatement will continue in effect), and (iii) the effectiveness of this Lease and Tenant's obligation to pay all basic annual rent, additional rent and other charges (collectively, the "Rent") provided for under this Lease shall not be affected if the Abatement covering this Lease is not obtained (or once obtained the Abatement does not continue in effect). The Rent set forth in this Lease does not reflect the Abatement, and if the Abatement covering this Lease is granted and is in effect then the amount
Landlord charges Tenant for Rent shall accurately reflect said Abatement. However, if and to the extent Landlord is not required to pay real estate taxes for any reason other than the Abatement, Landlord shall charge Tenant for Rent without reflecting the Abatement. Landlord and Tenant acknowledge that an expenditure of not less than $35.00 per square foot of the Demised Premises (the "Expenditure Minimum ) must be timely made to the Demised Premises and/or the common areas of the Building by Landlord and/or Tenant in order to qualify for the Abatement; Landlord's acknowledgment set forth above in this sentence does not require Landlord to (i) make any expenditure that Landlord has not otherwise agreed to make or (ii) consent to any improvements to be made by Tenant to which Landlord is not otherwise required to consent, and Landlord makes no representation that the Expenditure Minimum will be timely reached for this Lease. The calculation of(i) the amount of the Abatement covering this Lease,
(ii) the Expenditure Minimum, and (iii) the square footage of the Demised Premises for purposes of completing the Application and calculating the Abatement covering this Lease only shall be calculated by applying (i) the Department of Finance number for the square footage of the Building and (ii) Tenant's Share as set forth in the Article of this Lease covering Real Estate Tax Payments; Landlord and Tenant agree that the above-mentioned calculations and square footages shall have no application except with regard to the Abatement. Landlord and Tenant acknowledge that the Abatement covering this Lease may be revoked if real estate taxes or water or sewer charges or other lienable charges on the Building are unpaid for one (1) year (unless delinquent amounts are paid as provided for in the law covering the Abatement). Tenant agrees that Tenant is only entitled to the benefits of the Abatement so long as Landlord's actual real estate tax payments are reduced to reflect the Abatement, and therefore there shall be no reduction in Tenant's payment of Minimum Rent in anticipation of the Abatement or for any reason other than the Abatement. The Additional Rent due and payable under the Article of this Lease regarding Real Estate Tax Payments is independent of and shall not be affected by or reflect the Abatement.

                                   EXHIBIT "B"

               LOWER MANHATTAN REAL PROPERTY TAX ABATEMENT PROGRAM

   Landlord acknowledges that Tenant may request that Landlord join Tenant in executing the Commercial Revitalization Program Application (the "Application") for real estate tax abatement (the "Abatement") applicable to pre-1975 buildings in Lower Manhattan effective October 29, 1995. Landlord agrees to join Tenant in executing the Application subject to Tenant's agreement to, and compliance with, the terms of this Article. Tenant agrees to pay (i) all costs and expenses to make the Application, including but not limited to the filing fee, and (ii) all other fees regarding the Abatement covering this Lease. Tenant agrees that Tenant, and not Landlord, (i) shall pursue the Abatement in a reasonable manner and (ii) shall be responsible to comply with all requirements ancillary to the Abatement, and in this regard, Tenant, and not Landlord, is fully responsible to timely submit, and for the accuracy of; the Application, all documentation ancillary to the Application (e.g., lease abstract, statement of expenditures on improvements, statement of number of employees),and all documentation ancillary to the Abatement (e.g., statement that requirements have been met, annual Certificate of Continuing Use, notification of Tenant's vacating), and Tenant agrees to indemnify and hold Landlord and Landlord's agents harmless from cost, loss, damage and liability relating to the Abatement and the law covering the Abatement with respect to this Lease. Landlord's only obligation regarding the Abatement shall be to reasonably cooperate with Tenant at no cost or expense to Landlord, and Landlord shall not be required to join Tenant in executing the Application and all ancillary documentation if doing so would result in any cost, loss, damage or liability to Landlord or if Landlord has knowledge that the Application and all ancillary documentation are not accurately completed. Tenant acknowledges that (i) Landlord makes no representation that this Lease or the Demised Premises covered by this Lease is eligible for the Abatement, (ii) Landlord makes no representation that the Abatement covering this Lease, if any, will be obtained (or once obtained that the Abatement will continue in effect), and (iii) the effectiveness of this Lease and Tenant's obligation to pay all basic annual rent, additional rent and other charges (collectively, the "Rent") provided for under this Lease shall not be affected if the Abatement covering this Lease is not obtained (or once obtained the Abatement does not continue in effect). The Rent set forth in this Lease does not reflect the Abatement, and if the Abatement covering this Lease is granted and is in effect then the amount Landlord charges Tenant for Rent shall accurately reflect said Abatement. However, if and to the extent Landlord is not required to pay real estate taxes for any reason other than the Abatement, Landlord shall charge Tenant for Rent without reflecting the Abatement. Landlord and Tenant acknowledge that an expenditure of not less than $35.00 per square foot of the Demised Premises (the "Expenditure Minimum") must be timely made to the Demised Premises and/or the common areas of the Building by Landlord and/or Tenant in order to qualify for the Abatement; Landlord's acknowledgment set forth above in this sentence does not require Landlord to (i) make any expenditure that Landlord has not otherwise agreed to make or (ii) consent to any improvements to be made by Tenant to which Landlord is not otherwise required to consent, and Landlord makes no representation that the Expenditure Minimum will be timely reached for this Lease. The calculation of(i) the amount of the Abatement covering this Lease,
(ii) the Expenditure Minimum, and (iii) the square footage of the Demised Premises for purposes of completing the Application and calculating the Abatement covering this Lease only shall be calculated by applying (i) the Department of Finance number for the square footage of the Building and (ii) Tenant's Share as set forth in the Article of this Lease covering Real Estate Tax Payments; Landlord and Tenant agree that the above-mentioned calculations and square footages shall have no application except with regard to the Abatement. Landlord and Tenant acknowledge that the Abatement covering this Lease may be revoked if real estate taxes or water or sewer charges or other lienable charges on the Building are unpaid for one (1) year (unless delinquent amounts are paid as provided for in the law covering the Abatement). Tenant agrees that Tenant is only entitled to the benefits of the Abatement so long as Landlord's actual real estate tax payments are reduced to reflect the Abatement, and therefore there shall be no reduction in Tenant's payment of Minimum Rent in anticipation of the Abatement or for any reason other than the Abatement. The Additional Rent due and payable under the Article of this Lease regarding Real Estate Tax Payments is independent of and shall not be affected by or reflect the Abatement.

                                   EXHIBIT "C"

                             CLEANING SPECIFICATIONS

GENERAL TENANT AREAS

                         All flooring swept nightly.

                         All carpeted areas and rugs swept nightly and vacuum cleaned weekly.

                         Wastepaper baskets, receptacles, etc., emptied and cleaned nightly (plastic liners required when necessary). Food related debris from pantry or excess paper from computer area are not included in this scope of work.

                         All furniture tops, (uncluttered surfaces, i.e., desks, chairs, tables and bookshelves) and window sills dusted nightly. All glass furniture tops cleaned nightly.

                         Slopsink rooms cleaned nightly.

                         Rub down with cloth all metal hand rails.

COMMON AREA LAVATORIES

                         All flooring swept and washed nightly using proper disinfectants. All mirrors, powder shelves, bright work and enameled surfaces, etc., including flushometers, piping and toilet seat hinges washed and polished nightly.

                         Scour, wash and disinfect all basins, bowls, urinals and toilet seats (both sides) throughout all lavatories nightly.

                         All partitions,  tile walls, dispensers and receptacles
                         dusted  nightly,   washed  and  polished  as  often  as
                         necessary.

                         Toilet paper and sanitary disposal receptacles emptied and cleaned nightly and transported to designated loading area for pick-up by rubbish removal contractor.

HIGH DUSTING OFFICE AREA

                         Do all high dusting approximately four times a year which includes the cleaning of all exterior surfaces of light fixtures, including glass and plastic enclosures.

WINDOW CLEANING

                         Clean all windows on the outside and inside four times a year. Windows frames and associated metal to be wiped clean at all times.


(DIAGRAMS OMITTED)

                               AMENDMENT OF LEASE


         THIS AGREEMENT (this "Amendment" or the "Agreement"), made as of the 19th day of August, 1999, between MAYORE ESTATES LLC AND 80 LAFAYETTE ASSOCIATES LLC, each a New York limited liability company, having an address at c/o The St. George Hotel, 100 Henry Street, Brooklyn, New York 11201 (collectively, the "Landlord"), and GAINES, BERLAND INC., a corporation, having an address at 22 Cortlandt Street, New York, New York ("Tenant").

                                   WITNESSETH:

         WHEREAS, by Agreement of Lease (the "Original Lease") dated as of August 3, 1999, Landlord, as landlord, did demise and let unto Tenant, as tenant and Tenant did hire and take the entire rentable portion of space located on the nineteenth (19th ) floor (the "19th Floor Demised Premises") and a portion of rentable space located on the twentieth (20th ) floor (the "20th Floor Demised Premises"), as same is more particularly described in the Original Lease (collectively, the "Demised Premises"), in the building commonly known as 22 Cortlandt Street, New York, New York (the "Building");

         WHEREAS, the Original Lease and all the amendments thereto are hereinafter collectively referred to as the "Lease";

         WHEREAS, the parties desire to replace the 20th Floor Demised Premises with certain different premises located on the 20th floor of the Building and modify certain other terms and provisions of the Original Lease, as hereinafter set forth.

         NOW, THEREFORE, the parties hereto, in consideration of the mutual promises contained herein and for TEN ($10.00) DOLLARS and other good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, covenant and agree as follows:

         1. Incorporation of Recitals. The recitals set forth above and in the Original Lease referred to therein are hereby incorporated herein by reference as if set forth in full in the body of this Amendment.

         2. All terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Original Lease.

         3. Effective Date. The effective date ("Effective Date") of this Amendment shall be upon the date of this Amendment.

          4. The Amended 20th Floor Demised Premises. Commencing on the Effective Date, the 20th Floor Demised Premises are superceded and replaced by that certain portion of rentable space located on the 20th floor of the Building as same is described on the floor plan for the 20th floor annexed hereto as Schedule "1" (such space being referred to herein as the "Amended 20th Floor Demised Premises"). As such, the floor plan for the 20th floor portion for the Demised Premises which is annexed to the Original Lease as Exhibit "A" thereto is deemed herein to be superceded and replaced by the 20th floor floor plan annexed hereto as Schedule "1". The Demised Premises shall be and is the 19th floor Demised Premises as described in the Original Lease (a floor plan for which is annexed to the Original Lease as part of Exhibit "A" thereto) and the Amended 20th Floor Demised Premises as described and set forth on the 20th floor floor plan annexed hereto as Schedule "1".

         5. Minimum Rent and Additional Rent for the Demised Premises.

         (A) The Minimum Rent schedule set forth in Article 39(A) of the Original Lease is replaced and superceded by the following schedule:

         "Lease Year(s)             Annual Rental              Monthly Rental

         1 - 5                      $ 615,160.00               $ 51,263.33

         6 - 10                     $ 703,040.00               $ 58,586.67"
         and seven (7)
         months in Lease
         Year 11

         On the Effective Date, the Tenant shall deposit with Landlord the amount of $2,461.66, which sum is the difference between the first month's Minimum Rental installment set forth in Article 39(A) of the Original Lease and the first month's Minimum Rental installment recited in this paragraph.

          (B) Article 40(I) of the Original Lease is hereby revised such that the Landlord's Contribution is $738,950.00.

          The second full sentence of Article 40(I) of the Original Lease is replaced and superceded by the following sentence:

          "Notwithstanding anything to the contrary set forth in this Lease, Tenant unconditionally acknowledges and agrees that no more than $109,850.00 of the Landlord's Contribution may be used by Tenant for the payment of construction-related soft costs associated with the Tenant's Initial Installation.

          (C) Article 42(A)(iv) of the Original Lease is hereby revised such that the Tenant's Share is 3.29%.

          (D) The last two sentences of the third full paragraph of Article 41(C) of the Original Lease are replaced and superceded by the following:

                   "For purposes of this paragraph only, the Demised Premises are deemed to contain 21,970 rentable square feet. In no event shall Tenant or Landlord be entitled to measure, remeasure or adjust the square footage of the Demised Premises after the date of this Lease and none of the provisions of this Lease, including, without limitation, the Minimum Rental and Additional Rental, shall ever be modified based on such square footage."

          (E) Article 68(A)(i) and (B)(i) of the Original Lease is hereby revised such that the security deposit is 615,160.00. On the Effective Date, the Tenant shall deposit with Landlord the amount of $29,540.00, which sum is the difference between the security deposit set forth in Article 68(A)(i) of the Original Lease and the security deposit recited in this paragraph.

          6. As modified and amended by this Amendment, all of the terms, covenants and conditions of the Lease are hereby ratified and confirmed and shall continue to be and remain in full force and effect throughout the term of the Lease thereof.


         IN WITNESS WHEREOF, Landlord and Tenant have caused this Agreement to be executed as of the day and year first above written.

                                    Landlord

                                    MAYORE ESTATES LLC.
                                        /s/
                                    By: ______________________________

                                    80 LAFAYETTE ASSOCIATES LLC
                                       /s/
                                    By: ______________________________

                                    Tenant

                                    GAINES, BERLAND INC.
                                       /s/
                                    By: ______________________________

                                  SCHEDULE "1"

             FLOOR PLAN FOR THE AMENDED 20th FLOOR DEMISED PREMISES

                                LIST OF EXHIBITS



         Exhibit

         1                          Demised Premises

         2                          Site Plan

         3                          Term Commencement Date

         4                          Landlord's Work

         5                          Zoning Resolution

         6                          HVAC Specification

         7                          Parking Sketch

         8                          Tenant's Work